     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2003

                                                        REGISTRATION NO. 33-5609
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 26                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 28


                            ------------------------

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                           (Exact Name of Registrant)

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022
     (Address of Depositor's Principal Executive Office Including Zip Code)

               Depositor's Telephone Number, Including Area Code:
                                 (212) 224-1600

                            DEBORAH S. BECKER, ESQ.
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                    (Name and Address of Agent for Service)
                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
                            ------------------------


It is proposed that this filing will become effective (check appropriate space)


   / /     immediately upon filing pursuant to paragraph (b) of
             Rule 485
   /X/     on May 1, 2003 pursuant to paragraph (b) of Rule 485
   / /     60 days after filing pursuant to paragraph (a) of Rule 485
   / /     on (date) pursuant to paragraph (a) of Rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CROSS-REFERENCE SHEET
                   (FILE NO. 33-5609, SECTION 457 CONTRACTS)

FORM N-4 ITEM                                                PROSPECTUS CAPTION
-------------                                    ------------------------------------------
PART A
 1.  Cover Page                                  Cover Page
 2.  Definitions                                 Definitions We Use in this Prospectus
 3.  Synopsis                                    Table of Annual Expenses
 4.  Condensed Financial Information             Appendix A: Unit Value Information for the
                                                   Separate Account Funds; Performance
                                                   Information for the Separate Account
                                                   Funds
 5.  General Description of Registrant,
       Depositor, and Portfolio Companies        About Mutual of America and the Separate
                                                   Account; Underlying Funds Invested in by
                                                   Our Separate Account; Your Voting Rights
                                                   for Meetings of the Underlying Funds;
                                                   Administrative Matters
 6.  Deductions                                  Table of Annual Expenses; Charges You Will
                                                   Pay
 7.  General Description of Variable Annuity
       Contracts                                 Purchase of a Contract and Deferred
                                                   Compensation Amounts; Your Account
                                                   Balance in the Separate Account Funds;
                                                   Our General Account
 8.  Annuity Period                              Account Balance Applied for Annuity
                                                   Payments
 9.  Death Benefit                               Our Payment of Account Balance to You or a
                                                   Beneficiary--Death Benefit during the
                                                   Accumulation Period
10.  Purchases and Contract Value                Purchase of a Contract and Deferred
                                                   Compensation Amounts; Your Account
                                                   Balance in the Separate Account Funds;
                                                   Our General Account
11.  Redemptions                                 Your Account Balance in the Separate
                                                   Account Funds; Our Payment of Account
                                                   Balance to You or a Beneficiary; Where
                                                   to Contact Us and Give Us Instructions
12.  Taxes                                       Federal Tax Information
13.  Legal Proceedings                           N/A (see Statement of Additional
                                                   Information)
14.  Table of Contents of the Statement of
       Additional Information                    Our Statement of Additional Information
PART B                                           STATEMENT OF ADDITIONAL INFORMATION
                                                   CAPTION
15.  Cover Page                                  Cover Page
16.  Table of Contents                           Table of Contents
17.  General Information and History             N/A
18.  Services                                    N/A
19.  Purchases of Securities Being Offered       Distribution of the Contracts
20.  Underwriters                                Distribution of the Contracts
21.  Calculation of Performance Data             Yield and Performance Information
22.  Annuity Payments                            N/A
23.  Financial Statements                        Financial Statements

PROSPECTUS
--------------------------------------------------------------------------------

                    VARIABLE ACCUMULATION ANNUITY CONTRACTS
                             FOR SECTION 457 PLANS

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022

                                  Through its
                             SEPARATE ACCOUNT NO. 2
   -------------------------------------------------------------------------

THE CONTRACTS--We offer group variable accumulation annuity contracts (CONTRACTS) to fund deferred compensation plans that meet the requirements of
Section 457(b) of the Internal Revenue Code (PLANS).

A PARTICIPANT or YOU means an employee who is participating in an employer's Plan. Your Deferred Compensation Amounts are:

   - amounts the Contractholder (or your employer) contributes on your behalf from salary that you have elected to defer, within the limits of Section 457 and the Plan, and

   - if a Plan permits, amounts your employer contributes on your behalf that are in addition to the salary you have deferred.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance for retirement benefits at a future date, in the manner your Plan permits.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds currently invest in these funds or portfolios of mutual funds (the UNDERLYING FUNDS), which will have varying investment returns and performance:


   - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;



   -   SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International
       Portfolios;



   -   FIDELITY INVESTMENTS-REGISTERED TRADEMARK- VARIABLE INSURANCE PRODUCTS
       FUNDS: Equity-Income, Contrafund and Asset Manager Portfolios;


   -   CALVERT SOCIAL BALANCED PORTFOLIO of Calvert Variable Series, Inc.;
       and


   - AMERICAN CENTURY VP CAPITAL APPRECIATION FUND of American Century Variable Portfolios, Inc.


WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".


STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated May 1, 2003, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-212-224-1600. We have filed the SAI with the Securities and Exchange Commission and incorporate it by reference into this Prospectus. The table of contents for the SAI is at the end of this Prospectus for your review.


PROSPECTUSES--You should read this Prospectus before you purchase a Contract or elect to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you also should read, are attached to it.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


DATED: MAY 1, 2003

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                              Page
                                                              ----
TABLES OF ANNUAL EXPENSES...................................     1
SUMMARY OF INFORMATION IN THIS PROSPECTUS...................     3
ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT............     6
UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT........     7
CHARGES YOU WILL PAY........................................    11
    Administrative Charges..................................    11
    Distribution Expense Charge.............................    12
    Expense Risk Charge.....................................    12
    Expenses of the Underlying Funds........................    12
    Premium Taxes...........................................    12
PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS....    13
    Purchase of a Contract; Participation...................    13
    Payment of Deferred Compensation Amounts................    13
    Limits on Deferred Compensation Amounts.................    13
    Allocation of Deferred Compensation Amounts.............    14
YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS..........    14
OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY......    15
    Your Right to Transfer Among Investment Alternatives....    15
    Your Right to Make Withdrawals..........................    15
    When You Must Take Minimum Distributions................    17
    How to Tell Us an Amount to Transfer or Withdraw........    17
    Death Benefit during the Accumulation Period............    17
    Discontinuance of a Contract............................    18
    When We May Postpone Payments...........................    18
ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS................    19
    Amount of Annuity Payments; Annuity Commencement Date...    19
    Contractholder and Participant Payment Relationship.....    19
    Available Forms of Annuity..............................    19
    Death Benefit After Annuity Commencement Date...........    20
OUR GENERAL ACCOUNT.........................................    20
WHERE TO CONTACT US AND GIVE US INSTRUCTIONS................    21
ADMINISTRATIVE MATTERS......................................    22
    Confirmation Statements to Participants.................    22
    Designation of Beneficiary..............................    22
    Certain Administrative Provisions.......................    23
    Participation in Divisible Surplus......................    23
FEDERAL TAX INFORMATION.....................................    24
YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS.....    25
PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS......    25
FUNDING AND OTHER CHANGES WE MAY MAKE.......................    26
DEFINITIONS WE USE IN THIS PROSPECTUS.......................    27
OUR STATEMENT OF ADDITIONAL INFORMATION.....................    29
APPENDIX A: UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT
FUNDS.......................................................    31


THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE WE MAY NOT LAWFULLY OFFER THEM FOR SALE. WE HAVE NOT AUTHORIZED ANY SALESPERSON OR OTHER PERSON TO GIVE INFORMATION OR MAKE REPRESENTATIONS ABOUT THE CONTRACTS OTHER THAN AS IN THIS PROSPECTUS. IF YOU RECEIVE UNAUTHORIZED INFORMATION OR REPRESENTATIONS, YOU MUST NOT RELY ON THEM IN MAKING YOUR PURCHASE DECISION.

                           TABLES OF ANNUAL EXPENSES

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.



I. TRANSACTION EXPENSES. The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.



                                                                      CURRENT    MAXIMUM
                                                                      --------   --------
        PARTICIPANT TRANSACTION EXPENSES
          Sales Load on Purchases...................................      0%         0%
          Deferred Sales Load.......................................      0%         0%
          Surrender Fees............................................      0%         0%
          Exchange Fees.............................................      0%         0%



II. ANNUAL SEPARATE ACCOUNT EXPENSES. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.



                                                                      CURRENT         MAXIMUM
                                                                      --------       ---------
        ANNUAL CONTRACT FEE.........................................     $24(1)        $24
        SEPARATE ACCOUNT ANNUAL EXPENSES
          (as a percentage of average net assets)
            Expense Risk Fee........................................    .15%         see below
            Administrative Charges..................................    .40%(2)      see below
            Distribution Expense Charge.............................    .35%         see below
                                                                        ----           -----
          TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES....................    .90%         2.15%(3)


------------------------

(1) You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. An employer may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We waive the monthly charge for any month when your Plan has at least $5 million in assets and 500 Participants.



(2) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.



(3) Separate Account Annual Expenses may be increased in the aggregate up to 2.15%. We presently have no plans to increase the .90% current Separate Account Annual Expense. We would notify Participants in advance of any fee change.



III. UNDERLYING FUND EXPENSES. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.



                                                              MINIMUM            MAXIMUM
                                                              --------   -----------------------
TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES
  (expenses deducted from Underlying Fund assets, including
  management fees and other expenses, as a percentage of
  average net assets)
    Before reimbursement....................................    .20%                       1.03%
    After reimbursement(4)..................................    .13%                       1.03%


------------------------

(4) The investment adviser for the Investment Company has contractually agreed for the period January 1, 2003 through December 31, 2003 to limit the expenses of each Investment Company Fund to its investment advisory fee. This obligation will continue for each following year unless the adviser gives notice of termination prior to the start of the year.

EXAMPLE



--------------------------------------------------------------------------------


The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year. THE EXAMPLES ALSO REFLECT THE CONTRACTUAL EXPENSE REIMBURSEMENTS FOR THE INVESTMENT COMPANY FUNDS TO THE LEVEL OF THEIR ADVISORY FEES FOR ONE YEAR.



We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.



EXAMPLE BASED ON MAXIMUM COSTS. This Example also assumes the maximum fees and expenses of any of the Underlying Funds during 2002 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR         3 YEARS          5 YEARS          10 YEARS
------         --------         --------         --------
 $215            $678            $1,189           $2,707



We assumed a 5% annual rate of return in the examples for illustration purposes. THE 5% RATE DOES NOT REPRESENT AND IS NOT A GUARANTEE OF THE SEPARATE ACCOUNT FUNDS' PAST OR FUTURE INVESTMENT PERFORMANCE. The example also assumed an annual contract fee of $16.69 per $10,000 of value in the Separate Account Fund, based on an average Account Balance of $14,319.



ACCUMULATION UNIT VALUES FOR THE SEPARATE ACCOUNT FUNDS

--------------------------------------------------------------------------------


For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

                   SUMMARY OF INFORMATION IN THIS PROSPECTUS
--------------------------------------------------------------------------------

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

CONTRACT OFFERED
--------------------------------------------------------------------------------

We offer group annuity accumulation contracts for use with eligible deferred compensation plans that employers have adopted pursuant to Section 457 of the Code. Only States and state governmental entities (GOVERNMENTAL UNITS), organizations exempt from taxation under the Code, and trustees of Plans adopted by Governmental units or tax-exempt organizations qualify to be Contractholders. We issue a Contract to a Contractholder, which owns the Contract.

Amounts that you and other Participants accumulate under a Contract, as well as other assets of the Plan, belong to the Contractholder. The general rule is that assets under a Contract are subject to the claims of the Contractholder's creditors. Plans of Governmental units, however, must provide that all assets will be held for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract that are treated as trusts under
Section 457 of the Code. This requirement does not apply to a Plan maintained by an organization exempt from taxation under the Code that is not a Governmental unit.

You may obtain Federal income tax benefits provided under Section 457 of the Code for your Deferred Compensation Amounts. Section 457 permits you to defer the recognition of income if certain requirements are met. REFER TO "FEDERAL TAX INFORMATION".

DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

You may defer compensation in whatever amounts and at whatever frequency you desire, subject to limitations under the Code and your Plan. If your Plan permits, your employer also may send us Deferred Compensation Amounts for you that are in addition to the salary you have deferred. A Plan, the Code or State or local law may require a Contractholder to send the Amounts within a certain time period. The minimum remittance that a Contractholder may send to us is $10. REFER TO "PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS".

A Plan may provide that you must pay certain Plan expenses, such as accounting, legal or consulting fees or expenses of a Deferred Compensation committee or administrative board. The Contractholders may deduct those expenses before sending Deferred Compensation Amounts to us.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------

You may allocate your Account Balance among the General Account and one or more of the Separate Account Funds (unless your Plan restricts use of any Investment Alternative). You also may change your allocation instructions at any time for future Deferred Compensation Amounts, and you may transfer all or part of your Account Balance among the available Investment Alternatives at any time.

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer to "Our General Account" for a brief description of the General Account.

THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Deferred Compensation Amounts or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your

Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

UNDERLYING FUNDS INVESTED IN BY THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


The Separate Account Funds currently invest in twenty Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds Invested in by Our Separate Account" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.


CHARGES UNDER THE CONTRACTS
--------------------------------------------------------------------------------

We deduct several charges from the net assets of each Separate Account Fund. REFER TO "CHARGES YOU WILL PAY". The charges include:

   - an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

   - a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

   - a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. We will waive the $2.00 monthly charge if your Plan has 500 or more Participants or at least $5 million in Plan assets during the month. REFER TO "CHARGES YOU WILL PAY--ADMINISTRATIVE CHARGES".

EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

TRANSFERS AND WITHDRAWALS OF ACCOUNT BALANCE
--------------------------------------------------------------------------------

During the Accumulation Period, you may transfer all or a portion of your Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

Unless your Plan has different provisions, you may withdraw all or any portion of your Account Balance when

   - your employment with the Contractholder (or sponsoring employer) ends and you are no longer participating under the Plan,

   -   you reach age 70 1/2, or

   - you suffer an unforeseen emergency, as defined in the Code and its regulations.

If you make partial withdrawals, you usually may tell us a fixed amount to withdraw each month or a fixed time period in which we are to pay you your Account Balance, and special rules may apply for the amount and timing of subsequent withdrawals. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--YOUR RIGHT TO MAKE WITHDRAWALS".

You usually will have taxable income upon any withdrawal of your Account Balance, payable at ordinary income tax rates on the amount withdrawn. In addition, we may be required to withhold Federal income taxes or other Federal or State taxes from the amount you withdraw.


If you reach age 70 1/2 or in certain other circumstances, the Code imposes minimum distribution requirements for Plans and the Contracts. If you are age 70 1/2 and still employed with the Plan sponsor, you may postpone the minimum distribution requirements until after you terminate that employment. If you are subject to minimum distribution requirements, you may be required to make withdrawals of Account Balance, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS".


We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. We currently do not assess a charge when you transfer Account Balance, but we reserve the right to impose a charge in the future for transfers.

HOW TO MAKE ALLOCATION CHANGES, TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

IN WRITING. You may give instructions in writing on our forms to change the allocations among Investment Alternatives for future Deferred Compensation Amounts, to transfer your Account Balance among Investment Alternatives or to make withdrawals of Account Balance. REFER TO "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

BY TELEPHONE OR INTERNET. Using the Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to change allocation instructions for future Deferred Compensation Amounts and to transfer among Investment Alternatives, except that you may not use our 800 number or web site to place orders for the transfer of Account Balance to the Scudder International Fund. You may not make withdrawals by telephone or Internet. REFER TO "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS".

OUR HOME OFFICE, PROCESSING CENTER AND REGIONAL OFFICES. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway, NW, Boca Raton, FL 33487. You may check the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

CONFIRMATION STATEMENTS. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes and for your Deferred Compensation Amounts, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement (which may be a quarterly statement) or you will give up your right to have us correct the error. REFER TO "ADMINISTRATIVE MATTERS--CONFIRMATION STATEMENTS TO PARTICIPANTS".

DEATH BENEFITS DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary.

The amount of the death benefit will be your Account Balance as of the date we receive proof of death and the election by the Beneficiary(ies) instructing us how we should pay the death benefit. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY--DEATH BENEFIT DURING THE ACCUMULATION PERIOD" AND "FEDERAL TAX INFORMATION".

FORMS OF RETIREMENT BENEFITS OR WITHDRAWALS
--------------------------------------------------------------------------------

Your Plan will set forth the form in which you may make withdrawals or obtain retirement benefits. Depending on your Plan, you may take your Account Balance in one lump sum payment, in installment payments or otherwise over a period of time. Some Plans allow you to apply your Account Balance for Annuity Payments from us, with the amount of the monthly payments fixed at the same amount every month and based on the form of annuity you select and your Account Balance at the Annuity Commencement Date. REFER TO "OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY" AND "ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS".

CANCELLATION RIGHT
--------------------------------------------------------------------------------

You may surrender for cancellation a 457 Plan Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund to your employer (or the Contractholder, if different) all Deferred Compensation Amounts you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Deferred Compensation Amounts to the Separate Account be refunded.

                ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


We are obligated to pay all amounts required under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.


The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.


We provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of non-profit, social welfare, charitable, religious, educational and government organizations and their employees. We invest the assets we derives from our business as permitted under applicable state law. As of December 31, 2002, we had total assets, on a consolidated basis, of approximately $9.9 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission (COMMISSION) as a unit investment trust under the Investment Company Act of 1940 (1940 ACT). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds Invested in by Our Separate Account" below.

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The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and attributable to any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

OTHER VARIABLE ANNUITY CONTRACTS WE ISSUE
--------------------------------------------------------------------------------

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
--------------------------------------------------------------------------------


Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public.


You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500-REGISTERED TRADEMARK- INDEX*). The Fund invests primarily in common stocks that are included in the S&P 500 Index.


ALL AMERICA FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

------------------------

* "Standard & Poor's", "S&P", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

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MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400-Registered Trademark-Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.


AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

COMPOSITE FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Composite Fund seeks to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

MONEY MARKET FUND OF THE INVESTMENT COMPANY
--------------------------------------------------------------------------------

The Money Market Fund seeks the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation

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nor any other U.S. Government agency insures or guarantees the Separate
Account's investments in shares of the Money Market Fund.


AGGRESSIVE ALLOCATION FUND OF THE INVESTMENT COMPANY

--------------------------------------------------------------------------------


This Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.



MODERATE ALLOCATION FUND OF THE INVESTMENT COMPANY

--------------------------------------------------------------------------------


This Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.



CONSERVATIVE ALLOCATION FUND OF THE INVESTMENT COMPANY

--------------------------------------------------------------------------------


This Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.


SCUDDER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index. In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

SCUDDER BOND PORTFOLIO
--------------------------------------------------------------------------------

The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 20% of its assets in foreign debt securities.

SCUDDER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

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FIDELITY VIP EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIDELITY VIP CONTRAFUND PORTFOLIO
--------------------------------------------------------------------------------

The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

FIDELITY VIP ASSET MANAGER PORTFOLIO
--------------------------------------------------------------------------------

The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

CALVERT SOCIAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION
--------------------------------------------------------------------------------

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS
--------------------------------------------------------------------------------


MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the net assets of the All America Fund.


SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.


FIDELITY PORTFOLIOS: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.


CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

                              CHARGES YOU WILL PAY
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGES
--------------------------------------------------------------------------------

We perform all administrative functions for the Contracts, including receiving and allocating Deferred Compensation Amounts, making payments or Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below during the life of the Contract, subject to any limitations in the Contract or Plan or under State insurance law. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

SEPARATE ACCOUNT CHARGE. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

   - For each Fund, the charge is at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

   - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

   - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

PARTICIPANT CHARGE. We make an additional deduction from your Account Balance for administrative expenses each month, unless the Contractholder has elected to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your

Account Balance for the month is less than $2,400. We will waive the $2.00 charge for any month when your Plan has at least $5 million in Plan assets or more than 500 active Participants.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the order of the Funds.)

DISTRIBUTION EXPENSE CHARGE
--------------------------------------------------------------------------------

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% to cover anticipated distribution expenses.

EXPENSE RISK CHARGE
--------------------------------------------------------------------------------

For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund. We have the right to increase the expense risk charge, subject to any limitations in a Plan or the Contract.

EXPENSES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year. The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

PREMIUM TAXES
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your Deferred Compensation Amounts. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Deferred Compensation Amounts prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 2% to 4%.

            PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

PURCHASE OF A CONTRACT; PARTICIPATION
--------------------------------------------------------------------------------

We issue Contracts as a funding vehicle for benefits under a Plan. A Contractholder may be a Governmental unit, the trustees of a trust for a Plan established by a Governmental unit, or any other employer that is an organization exempt from taxation under the Code.

Your eligibility for participation under your employer's Plan is determined in accordance with the terms of the Plan. We or the Plan may require you to execute agreements and applications on prescribed forms. You usually must enter into a salary reduction agreement with the Contractholder for your Deferred Compensation Amounts, and an employee's participation is usually voluntary.

ACCEPTANCE OF INITIAL DEFERRED COMPENSATION AMOUNTS. When we receive your first Deferred Compensation Amount and accompanying documentation, we will apply the Deferred Compensation Amount to your specified Investment Alternatives within two business days after we receive the Amount. If we do not receive necessary documentation, we will retain the Deferred Compensation Amount for up to five business days while we attempt to obtain the missing documentation. We will apply the Deferred Compensation Amount within two business days after we receive the documentation. If we do not obtain missing documentation for you within five business days, we will return the Deferred Compensation Amount unless the Contractholder consents to us holding it until additional documentation is provided. We enter into agreements with Plan employers that utilize our electronic processing system for the forwarding to us of applications and information about Deferred Compensation Amounts.

CANCELLATION OF CERTIFICATE. You may surrender a 457 Plan Certificate for cancellation within ten days after receipt. We will refund all Deferred Compensation Amounts you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer the Deferred Compensation Amounts that were sent to us by your employer on your behalf.

PAYMENT OF DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

A Contractholder (or your employer, if different) sends to us your Deferred Compensation Amounts. The Contractholder or employer is required to remit your Deferred Compensation Amount within seven days, but no later than one month, after the date on which the Amount is first available to the Contractholder for remittance. A Plan may require the Contractholder or employer to send us your Deferred Compensation Amounts at an earlier time, such as within two business days.

If your Plan permits, your Contractholder or employer also may send to us on your behalf amounts of Deferred Compensation that match or are in addition to your Deferred Compensation Amounts.

In addition, we may accept Deferred Compensation Amounts transferred to us on your behalf from any other eligible deferred compensation plan of the same state, if your Plan permits transfers. Deferred Compensation Amounts transferred must be at least $10 for each Participant.

LIMITS ON DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

The Code restricts the amount of compensation that you may defer under a Plan during any tax year. The general rule is that your Deferred Compensation Amount for a taxable year is limited to the LESSER OF


- $12,000 for 2003 (increasing in $1,000 increments through 2006 and indexed for inflation in later years), AND


- 100% of your includible compensation from your employer for the year.

If you work for a Governmental unit and you are age 50 or older, you may contribute an additional amount of $2,000 for 2003 (increasing in $1,000 increments through 2006 and indexed for inflation in later years).


A Plan may adopt a special rule applicable to the last three years before you reach normal retirement age as designated in the Plan. If your Plan has this rule, you may defer, during one of these years, the larger of (a) the age-50 additional contribution, or (b) a special catch-up contribution that is the LESSER OF

- twice the otherwise applicable dollar amount for a year AND

- the amount you could defer under the general rule for that taxable year plus the amounts you could have deferred under the general rule but did not defer for each taxable year in which you were eligible to participate (ELIGIBLE YEARS) in the Plan and, if you work for a Governmental unit, other Section 457 plans sponsored by a public employer in the same state under which you deferred amounts (using the general rule). If your employer is not a Governmental unit, you may go back to 1987 (or when you became eligible under the Plan, if later) to begin determining eligible years. If your employer is a Governmental unit, you may go back to 1979 (or when you became eligible under the Plan, if later) to begin determining eligible years.

You must reduce your Deferred Compensation Amount for a taxable year, calculated under the general and special rules described above, by deferrals for that year under any other eligible deferred compensation plan in which you participate, as required under Section 457 of the Code. Similarly, if your employer is a Governmental unit and you are eligible to make the additional age 50 contribution, you must aggregate all age-50 catch-up contributions you make to any other employer plans in which you participate with all such contributions to this Plan, and the total may not exceed the applicable limit for a year.

ALLOCATION OF DEFERRED COMPENSATION AMOUNTS
--------------------------------------------------------------------------------

You may allocate your Deferred Compensation Amounts among the General Account and the Funds of the Separate Account.

We will allocate a Deferred Compensation Amount when we receive it from the Contractholder or your employer, according to instructions sent with the Amount, or if no instructions are sent, on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each Deferred Compensation Amount to be allocated to each of the Investment Alternatives. The percentages you give us must add up to 100%.

You may change the allocation instructions for future Deferred Compensation Amounts from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

   - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

   - Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

ACCUMULATION UNIT VALUES FOR TRANSACTIONS
--------------------------------------------------------------------------------

When you allocate Deferred Compensation Amounts to a Separate Account Fund or transfer any part of your Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the deposit or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

             OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY
--------------------------------------------------------------------------------

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES
--------------------------------------------------------------------------------

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.

Your request for a transfer will not be binding on us until we receive all information necessary to process your request.

YOUR RIGHT TO MAKE WITHDRAWALS
--------------------------------------------------------------------------------

Under Federal tax law, the general rule is that you may not withdraw all or any portion of your Account Balance before the EARLIER OF

   -   the calendar year in which you reach age 70 1/2, or

   - the date you retire or otherwise end employment with your employer under the Plan.

If your Plan permits, you may withdraw from your Account Balance in the event you have an UNFORESEEN EMERGENCY.

   - An unforeseen emergency is a severe financial hardship arising from a sudden and unexpected illness or an accident to you or to a dependent, or the loss of your property due to casualty or other similar extraordinary and unforeseeable circumstances arising from events beyond your control.


   - A severe financial hardship does not exist if your loss can be relieved through reimbursement by insurance, by liquidation of your other assets that does not cause severe financial hardship, or by the cessation of your Deferred Compensation Amounts.


   - The employer's deferred compensation board or committee will determine whether you face an unforeseeable emergency as defined in the Plan.

   - If you have an unforeseen emergency, you may withdraw from your Account Balance up to the amount you need to meet the unforeseeable emergency (limited to the amount of your Account Balance).

Your Plan also may provide for distribution of your Account Balance to you:

   - if your Account Balance is $5,000 or less and you have had no new Deferred Compensation Amounts in the past 24 months, or

   - without your consent, if certain specified conditions are met, although your Plan may provide that you can elect to defer receipt of your Account Balance in certain circumstances.

A Plan may, but is not required to, provide that:


   - You may choose to receive the Account Balance, when you have a right to receive it, in a lump sum or in installment payments instead of by receiving Annuity Payments.


   - You may elect to defer to a future date when withdrawals of your Account Balance are to begin, which must begin by the later of when you reach age 70 1/2 or the date you terminate employment. Your Plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election. See "When You Must Take Minimum Distributions" below.

   - You may make one election to extend the date at which you will begin receiving payments of your Account Balance.

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

PARTIAL WITHDRAWALS. If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Balance to be withdrawn each month, or a fixed period during which we must pay out all of your Account Balance. If your Plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

If you are subject to the minimum distribution rules under the Code, you should ensure that your withdrawals for the year equal or exceed the minimum required annual distribution. SEE "When You Must Take Minimum Distributions" below.

INCOME TAX CONSEQUENCES. You should consider the possible Federal income tax consequences of any withdrawal. You will be taxed at ordinary income tax rates on the portion of the withdrawal that is taxable, and all of the withdrawal will be taxable in most circumstances (SEE "Federal Tax Information").

WHEN YOU MUST TAKE MINIMUM DISTRIBUTIONS
--------------------------------------------------------------------------------


A Plan is required to provide that distributions of your Account Balance must begin by April 1 of the year following the year you turn age 70 1/2, or, if later, the year in which you terminate employment with the sponsor of the Plans. The amounts of the required minimum distributions will be determined by IRS regulations. For certain plans of Governmental units, distributions must begin by April 1 of the year after your employment with the Governmental unit ends, if earlier.


You can satisfy the minimum distribution requirements by either making a withdrawal of the required amount if you are permitted to make withdrawals, or if permitted by your Plan, receiving Annuity Payments as of the Annuity Commencement Date payable for:

   -   your life, or

   -   the joint lives of you and the Beneficiary, or

   - a period certain, not longer than your life expectancy or the joint life expectancies of you and your Beneficiary.

HOW TO TELL US AN AMOUNT TO TRANSFER OR WITHDRAW
--------------------------------------------------------------------------------

To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

   -   the dollar amount to be taken from each Investment Alternative,

   - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

   - the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------

We will pay a death benefit to your designated Beneficiary upon your death during the Accumulation Period.

We will pay the death benefit after we have received:

   -   due proof of your death;

   - notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

   - all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above. Until then, your Account Balance will remain allocated as it was on the date of death.

We will pay the death benefit to the Beneficiary:

   - in a single sum, no later than December 31 of the year in which the fifth anniversary of the date of death occurs, or

   - if the Beneficiary makes a death benefit payment choice, in payments over a period that is not greater than either fifteen years or the Beneficiary's life expectancy. If the Beneficiary is your spouse to whom you were legally married, the death benefit must be payable over a period that is not greater than the spouse's life expectancy.

DISCONTINUANCE OF A CONTRACT
--------------------------------------------------------------------------------

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

   -   the Contractholder does not follow the terms of the Contract, or

   - we determine that a modification of the Contract is necessary to comply with Federal or state requirements, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

We also have the right to discontinue a Contract if a Contractholder for an entire year under its Plan does not send to us any Deferred Compensation Amounts.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

   - the Contractholder may not send any further Deferred Compensation Amounts, and

   - we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer may be made in any manner to which the Contractholder and we agree in writing, and may require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals).

WHEN WE MAY POSTPONE PAYMENTS
--------------------------------------------------------------------------------

We will pay any amounts due from the Separate Account for a withdrawal, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

   - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

   - The Commission by order permits postponement for the protection of Participants; or

   - An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                  ACCOUNT BALANCE APPLIED FOR ANNUITY PAYMENTS
--------------------------------------------------------------------------------

AMOUNT OF ANNUITY PAYMENTS; ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

If your Plan permits you to apply your Account Balance to obtain Annuity Payments, you may elect after your Annuity Commencement Date to receive monthly payments. The amount of each payment and the period during which we will make payments will be based on the form of annuity you select and the amount of your Account Balance as of the Annuity Commencement Date. We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in your Contract. Your Annuity Payments begin as of your Annuity Commencement Date. Depending on the provisions of your Plan, you may elect an Annuity Commencement Date that is:

   - your normal retirement date, as stated in your employer's pension plan if you are covered by that plan, or age 65 if there is no such plan or coverage;

   - an early retirement date, being the first day of any calendar month following an early retirement age, if any, specified in the Plan, or

   - a later retirement date, being the first day of a calendar month following your normal retirement date.

CONTRACTHOLDER AND PARTICIPANT PAYMENT RELATIONSHIP
--------------------------------------------------------------------------------

We will send Annuity Payments to the Contractholder for transmission to you. If the Contractholder agrees, and to the extent permitted by the federal tax law, we will instead send the Annuity Payments to you.

Until paid, or otherwise made available to you if your employer is a tax-exempt organization that is not a Governmental unit, Annuity Payments are subject to the claims of the Contractholders' general creditors, except that Plans maintained by Governmental units are required to hold Plan assets for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract which are treated as trusts under Section 457 of the Code. As a result, Annuity Payments under such Governmental Plans are not subject to the claims of the Contractholder's general creditors.

We will issue to the Contractholder or your employer for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us by you, the Contractholder or your employer.

AVAILABLE FORMS OF ANNUITY
--------------------------------------------------------------------------------

Your Plan will specify the forms of Annuity that are available to you. A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. Some forms of annuities that have a life contingency also have guaranteed minimum time periods for payments, which provide that if an Annuitant (and contingent Annuitant if a joint and survivor annuity) dies before the minimum period has ended, the Beneficiary will receive the remaining Annuity Payments due. You may select the annuity form when you designate the Annuity Commencement Date.

Some of the forms of annuity we currently offer include: a Ten Years Certain and Continuous Form (with annuity payments for the later of 10 years and the death of the Annuitant); a Joint and 66 2/3% Survivor Life with Ten Year Period Certain Form (with annuity payments for the life of the Annuitant or reduced to 66 2/3% if the joint Annuitant survives the Annuitant, and made for the later of 10 years and the deaths of the Annuitant and joint Annuitant); and a Non-Refund Life Annuity (with payments made until the death of the Annuitant). In addition to these forms, we may in our discretion offer additional forms of annuity at the time of your Annuity Commencement Date. If your monthly Annuity Payment would be less than $20, we may elect to pay a single sum instead of providing Annuity Payments.

DEATH BENEFIT AFTER ANNUITY COMMENCEMENT DATE
--------------------------------------------------------------------------------

If you, as Annuitant, die (and the joint Annuitant dies, if the form is a joint annuity) on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which we were making Annuity Payments.

                              OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

SCOPE OF PROSPECTUS
--------------------------------------------------------------------------------

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION
--------------------------------------------------------------------------------

Amounts under a Contract allocated to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts. We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF A 3% EFFECTIVE ANNUAL YIELD. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. We will send you notice when we change the current rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Contractholder uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Deferred Compensation Amounts and other Contract information and in certain other circumstances.

TRANSFERS AND WITHDRAWALS
--------------------------------------------------------------------------------

You may transfer Account Balance to and from the General Account and, to the extent permitted by the Code and the Plan, may withdraw Account Balance from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives " and "Your Right to Make Withdrawals" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS
--------------------------------------------------------------------------------

CONTACTING MUTUAL OF AMERICA
--------------------------------------------------------------------------------

Participants and Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described below. Our home office address is:

                    Mutual of America Life Insurance Company
                                320 Park Avenue
                            New York, New York 10022

You can check the address for your Regional Office by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

TRANSFERS AND ALLOCATION CHANGES BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------

You may make requests by telephone or Internet for transfers of Account Balance (except for transfers to the Scudder International Fund) or to change the Investment Alternatives to which we will allocate your future Deferred Compensation Amounts. You may not make withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We automatically provide a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number or follow the instructions on our web site at www.mutualofamerica.com.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of telephone and Internet transactions.

MARKET TIMING RESTRICTIONS
--------------------------------------------------------------------------------

The purpose of our Contracts is to assist with the accumulation of long term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.


TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International

Fund. YOU MUST SEND IN WRITING, BY REGULAR MAIL, TO OUR FINANCIAL TRANSACTIONS PROCESSING CENTER IN BOCA RATON, FLORIDA, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free 800 number or our web site, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our Home Office in New York, New York or our Financial Transaction Processing Center. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by regular mail to our Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING, BY CALLING OUR 800 NUMBER OR VIA OUR WEB SITE.


We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners or Participants who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

WHERE YOU SHOULD DIRECT REQUESTS
--------------------------------------------------------------------------------

You should request an allocation change or a transfer of Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com or writing to our Processing Center. You should send requests for transfer of Account Balance to the Scudder International Fund by regular mail to our Processing Center. The address is:

                    Mutual of America Life Insurance Company
                    Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                           Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office.

You should use our forms to submit written requests to us.

                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

CONFIRMATION STATEMENTS TO PARTICIPANTS
--------------------------------------------------------------------------------

We will send you a confirmation statement for each change in allocation instructions, our receipt of a Deferred Compensation Amount for you, your transfer among Investment Alternatives and withdrawals. A confirmation statement for a Deferred Compensation Amount may be part of your next quarterly account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

You may designate a Beneficiary to receive any payments due to your Beneficiary, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Contractholder when the Contractholder has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Contractholder, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, unless your Plan provides otherwise we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

   - your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

CERTAIN ADMINISTRATIVE PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT OF CONTRACT. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required by law.

MODIFICATION OF CONTRACTS. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, upon not less than 31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

EVIDENCE OF SURVIVAL. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

MISSTATEMENT OF INFORMATION. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or overpayments, at the effective rate then required under State insurance law provisions.

INFORMATION AND DETERMINATION. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

PARTICIPATION IN DIVISIBLE SURPLUS
--------------------------------------------------------------------------------

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                            FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE
--------------------------------------------------------------------------------

THE SUMMARY BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR PARTICIPANTS UNDER THE CONTRACTS IS NOT COMPREHENSIVE AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, and State and local tax treatment may not conform to Federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

TAXATION OF YOUR ACCOUNT BALANCE AND WITHDRAWALS
--------------------------------------------------------------------------------

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income any Deferred Compensation Amounts sent to us by your employer on your behalf, or interest or investment earnings we credit to your Account Balance, until you withdraw or otherwise receive such amounts, or you have them otherwise made available to you if your employer is a tax-exempt organization that is not a Governmental Unit.

When you receive a Plan distribution or Annuity Payments, the payment will be taxable to you as ordinary income.

THE CONTRACT
--------------------------------------------------------------------------------

We offer the Contract for use with an eligible deferred compensation plan designed to meet the qualifications of Section 457(b) of the Code. Contractholders or employers are responsible for establishing and administering the Plan in accordance with Section 457. For example, a Contractholder or employer must comply with the limitations on the amounts you may defer and restrictions on withdrawals.

An eligible deferred compensation plan other than an eligible deferred compensation plan established by a Governmental unit must provide that the Account Balances under the Contract shall remain solely the property of the Contractholder, subject only to the claims of the Contractholder's general creditors, until made available to you or your Beneficiary. Eligible deferred compensation plans established by Governmental units must provide that all plan assets will be held for the exclusive benefit of plan participants in trusts or in custodial accounts or group annuity contracts that are treated as trusts under Section 457 of the Code. Such plan assets are not subject to the claims of the Contractholder's general creditors.

WITHHOLDING ON WITHDRAWALS AND OTHER PAYMENTS
--------------------------------------------------------------------------------

If your employer is a tax-exempt organization that is not a Governmental Unit, amounts of Account Balance that you withdraw or receive as Annuity Payments generally are treated as wages for withholding purposes. We may be required to withhold various taxes, including Federal income tax, and in some circumstances Federal employment tax. In addition, certain states require us to withhold for state taxes if we withhold Federal taxes. The same rules generally apply to payments of death benefits. When you (or a Beneficiary) request withdrawals or Annuity Payments, you or the Beneficiary should ask the employer's deferred compensation board or committee about withholding requirements.

If your employer is a Governmental unit, distributions are not treated as wages for withholding purposes and other withholding rules apply. Distributions normally will be subject to automatic 20% Federal income tax withholding on Annuity Payments and other distributions, unless you elect to have us pay the withdrawal directly as a tax-free rollover to another eligible plan or an IRA, and except that withholding at a lower rate will apply in certain circumstances.

When you or a Beneficiary request withdrawals or Annuity Payments, we will provide detailed information and advise you or the Beneficiary of possible elections that may be made. You or the Beneficiary should carefully review this information.

If you withdraw any amounts that were previously rolled over to a 457 Plan of a Governmental unit from another type of plan or an IRA, a 10% Federal tax penalty may apply to the taxable portion of the withdrawal if you have not yet reached age 59-1/2.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

             PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

From time to time, we may include quotations of the YIELD and EFFECTIVE YIELD of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

   - The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

   - The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of its the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

TOTAL RETURN OF FUNDS
--------------------------------------------------------------------------------

From time to time, we include quotations of a Separate Account Fund's TOTAL RETURN in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Underlying Fund when the Separate Account Fund commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                     FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

   -   create new investment funds of the Separate Account at any time;

   - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

   - create additional separate accounts or combine any two or more accounts including the Separate Account;

   - transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

   - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

   -   deregister the Separate Account under the 1940 Act; and

   - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

                     DEFINITIONS WE USE IN THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCOUNT BALANCE--The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

ACCUMULATION PERIOD--For a Participant, the period under a Contract when Deferred Compensation Amounts are made on behalf of a Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

ACCUMULATION UNIT--A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

ANNUITANT--A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date, if the Plan permits Annuity Payments. A Participant must be the Annuitant under a Contract, and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

ANNUITY COMMENCEMENT DATE--The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You (or the Beneficiary entitled to a death benefit) select the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under Federal tax law provisions in certain circumstances. On the Annuity Commencement Date, your Account Balance is applied to provide Annuity Payments.

ANNUITY PAYMENTS--A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

BENEFICIARY(IES)--The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

CODE--The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CONTRACT(S)--One (or more) of the group variable accumulation annuity contracts described in this Prospectus.

CONTRACTHOLDER--An entity to which we have issued a Contract, which generally will be the employer, agent or trustee of a trust established under a Plan. The employer must be a Governmental unit or an organization exempt from Federal income taxation under the Code.

DEFERRED COMPENSATION AMOUNTS (OR AMOUNTS)--Amounts deferred from a Participant's compensation under a Plan and sent to us on the Participant's behalf and amounts the Contractholder or employer sends on behalf of the Participant in addition to the Participant's deferrals of salary.

FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.

FUND OF THE SEPARATE ACCOUNT (OR FUND)--One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

GENERAL ACCOUNT--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

GOVERNMENTAL UNIT--A State, a political subdivision of a State, an agency or instrumentality of a State, or an agency or instrumentality of a political subdivision of a State.

INVESTMENT ALTERNATIVES--The General Account and the Funds of the Separate Account. You may allocate your Deferred Compensation Amounts and transfer your Account Balance among the Investment Alternatives, subject to any limitations under your Plan.

INVESTMENT COMPANY--Mutual of America Investment Corporation.

PARTICIPANT--An employee or former employee who has entered into a salary reduction agreement with a Contractholder and for whom we have received Deferred Compensation Amounts under a Plan. The agreement must specify the amount of earnings to be considered a Deferred Compensation Amount under the Plan.

PLAN--An eligible deferred compensation plan meeting the requirements of Section 457(b) of the Code.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 2, a separate account established by us to receive and invest amounts contributed under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

UNDERLYING FUNDS--Currently, seventeen funds or portfolios invested in by the Separate Account Funds.

VALUATION DAY--Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day. Valuation Period--A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

YOU, YOUR--Refer to a Participant.

                    OUR STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.


TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of the Contracts                       Legal Proceedings
Calculation of Accumulation Unit Values             Legal Matters
Yield and Performance Information                   Experts
Safekeeping of Separate Account Assets              Additional Information
State Regulation                                    Financial Statements
Periodic Reports

HOW TO OBTAIN A STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You may receive a copy of the Statement of Additional Information at no charge by calling (212) 224-1600 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

The Securities and Exchange Commission has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

(PLEASE CUT HERE)
------------------------------------------------------------------------------

To: Mutual of America Life Insurance Company


Please send me a copy of the Statement of Additional Information dated May 1, 2003 for the Section 457 Plan Contract offered by Mutual of America. My name and address are as follows:

------------------------------------------------------------------------------
               Name
------------------------------------------------------------------------------
               Street Address
------------------------------------------------------------------------------
               City              State                  Zip

                                   APPENDIX A

             UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS
--------------------------------------------------------------------------------


The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund (other than the Allocation Funds, which began operations on May 1, 2003) for the ten year period (or from the commencement of operations if less) to December 31, 2002. KPMG LLP, the Funds' independent auditor, has audited the information below for the year ended December 31, 2002, and another independent auditor, which has ceased operations, audited the information for each of the nine years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2002, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.



We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.


                                                 INVESTMENT COMPANY EQUITY INDEX FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $  2.67    $  3.07    $  3.41    $  2.86     $ 2.26     $ 1.72
                                    =======    =======    =======    =======     ======     ======
Unit value, end of period.........  $  2.06    $  2.67    $  3.07    $  3.41     $ 2.86     $ 2.26
                                    =======    =======    =======    =======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......  110,153    109,580    109,982    112,735     94,019     68,462
                                    =======    =======    =======    =======     ======     ======

                                      INVESTMENT COMPANY EQUITY INDEX FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of period...   $ 1.42     $ 1.05     $1.05      $1.00
                                     ======     ======     =====      =====
Unit value, end of period.........   $ 1.72     $ 1.42     $1.05      $1.05
                                     ======     ======     =====      =====
Thousands of accumulation units
 outstanding, end of period.......   35,660     17,109     4,644      2,135
                                     ======     ======     =====      =====


                                                  INVESTMENT COMPANY ALL AMERICA FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 7.74     $ 9.46     $10.05     $ 8.09     $ 6.76     $ 5.39
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 5.96     $ 7.74     $ 9.46     $10.05     $ 8.09     $ 6.76
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   41,572     44,755     47,895     48,014     49,275     51,312
                                     ======     ======     ======     ======     ======     ======

                                       INVESTMENT COMPANY ALL AMERICA FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 4.52     $ 3.35     $ 3.36     $ 3.03
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 5.39     $ 4.52     $ 3.35     $ 3.36
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   49,798     43,620     38,669     36,510
                                     ======     ======     ======     ======



                                            MID-CAP EQUITY INDEX FUND
                                    -----------------------------------------
                                      2002       2001       2000      1999*
                                    --------   --------   --------   --------
Unit value, beginning of period...   $ 1.25     $ 1.28     $ 1.11     $1.00
                                     ======     ======     ======     =====
Unit value, end of period.........   $ 1.05     $ 1.25     $ 1.28     $1.11
                                     ======     ======     ======     =====
Thousands of accumulation units
 outstanding, end of period.......   64,271     49,342     37,752     3,431
                                     ======     ======     ======     =====


* Commenced operations May 3, 1999


                                                               INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                    ------------------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995       1994
                                    --------   --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $ 2.47     $ 2.79     $ 2.85     $ 2.02     $ 2.15     $ 1.80     $ 1.43     $ 1.05     $ 1.00
                                     ======     ======     ======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $ 1.95     $ 2.47     $ 2.79     $ 2.85     $ 2.02     $ 2.15     $ 1.80     $ 1.43     $ 1.05
                                     ======     ======     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   79,680     76,011     75,043     62,123     63,176     71,468     49,800     20,858      9,145
                                     ======     ======     ======     ======     ======     ======     ======     ======     ======


                                                   INVESTMENT COMPANY COMPOSITE FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 4.87     $ 5.52     $ 5.61     $ 4.93     $ 4.36     $ 3.75
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 4.46     $ 4.87     $ 5.52     $ 5.61     $ 4.93     $ 4.36
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   45,392     50,607     54,447     56,404     59,833     61,359
                                     ======     ======     ======     ======     ======     ======

                                        INVESTMENT COMPANY COMPOSITE FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.39     $ 2.82     $ 2.95     $ 2.55
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 3.75     $ 3.39     $ 2.82     $ 2.95
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   66,715     70,558     73,239     71,215
                                     ======     ======     ======     ======

                                                           INVESTMENT COMPANY BOND FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 3.57     $ 3.31     $ 3.07     $ 3.17     $ 3.00     $ 2.75     $ 2.69
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 3.78     $ 3.57     $ 3.31     $ 3.07     $ 3.17     $ 3.00     $ 2.75
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   22,509     20,932     13,899     14,287     17,746     12,671     12,548
                                     ======     ======     ======     ======     ======     ======     ======

                                     INVESTMENT COMPANY BOND FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $ 2.28     $ 2.39     $ 2.13
                                     ======     ======     ======
Unit value, end of year...........   $ 2.69     $ 2.28     $ 2.39
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   12,083     10,601     12,244
                                     ======     ======     ======


                                                 INVESTMENT COMPANY MID-TERM BOND FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $ 1.51     $ 1.38     $ 1.32     $ 1.32     $ 1.26     $ 1.19
                                     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $ 1.64     $ 1.51     $ 1.38     $ 1.32     $ 1.32     $ 1.26
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   39,713     21,035      5,922      6,037      7,325      4,478
                                     ======     ======     ======     ======     ======     ======

                                      INVESTMENT COMPANY MID-TERM BOND FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of period...   $ 1.16     $ 1.01     $ 1.06     $ 1.00
                                     ======     ======     ======     ======
Unit value, end of period.........   $ 1.19     $ 1.16     $ 1.01     $ 1.06
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    3,828      2,848      1,444      1,411
                                     ======     ======     ======     ======


                                                INVESTMENT COMPANY SHORT-TERM BOND FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of period...   $ 1.46     $ 1.37     $ 1.28     $ 1.24     $ 1.19     $ 1.14
                                     ======     ======     ======     ======     ======     ======
Unit value, end of period.........   $ 1.52     $ 1.46     $ 1.37     $ 1.28     $ 1.24     $ 1.19
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......   12,521      7,825      4,649      3,604      3,164      2,355
                                     ======     ======     ======     ======     ======     ======

                                     INVESTMENT COMPANY SHORT-TERM BOND FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of period...   $ 1.10     $ 1.03     $ 1.03     $ 1.00
                                     ======     ======     ======     ======
Unit value, end of period.........   $ 1.14     $ 1.10     $ 1.03     $ 1.03
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    2,129      1,447      1,132        747
                                     ======     ======     ======     ======


                                                 INVESTMENT COMPANY MONEY MARKET FUND
                                    ---------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997
                                    --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $ 2.28     $ 2.22     $ 2.11     $ 2.03     $ 1.95     $ 1.87
                                     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $ 2.30     $ 2.28     $ 2.22     $ 2.11     $ 2.03     $ 1.95
                                     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   26,791     27,210     25,658     20,766     19,121     16,831
                                     ======     ======     ======     ======     ======     ======

                                      INVESTMENT COMPANY MONEY MARKET FUND
                                    -----------------------------------------
                                      1996       1995       1994       1993
                                    --------   --------   --------   --------
Unit value, beginning of year.....   $ 1.80     $ 1.72     $ 1.68     $ 1.65
                                     ======     ======     ======     ======
Unit value, end of year...........   $ 1.87     $ 1.80     $ 1.72     $ 1.68
                                     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,511     17,502     17,653     15,815
                                     ======     ======     ======     ======


                                                                      SCUDDER BOND FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $14.60     $13.94     $12.73     $13.02     $12.37     $11.48     $11.30     $ 9.69
                                     ======     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $15.58     $14.60     $13.94     $12.73     $13.02     $12.37     $11.48     $11.30
                                     ======     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    2,660      2,500      1,630      1,558      1,757      1,484      1,362      1,269
                                     ======     ======     ======     ======     ======     ======     ======     ======

                                     SCUDDER BOND FUND
                                    -------------------
                                      1994       1993
                                    --------   --------
Unit value, beginning of year.....   $10.32     $ 9.30
                                     ======     ======
Unit value, end of year...........   $ 9.69     $10.32
                                     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    1,169      1,277
                                     ======     ======


                                                           SCUDDER CAPITAL GROWTH FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $34.34     $42.97     $48.17     $36.07     $29.64     $22.11     $18.64
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $24.10     $34.34     $42.97     $48.17     $36.07     $29.64     $22.11
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    9,954     10,896     11,501     11,582     11,462     11,094      9,266
                                     ======     ======     ======     ======     ======     ======     ======

                                     SCUDDER CAPITAL GROWTH FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $14.67     $16.46     $13.80
                                     ======     ======     ======
Unit value, end of year...........   $18.64     $14.67     $16.46
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    8,556      8,121      6,582
                                     ======     ======     ======


                                                            SCUDDER INTERNATIONAL FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....   $13.72     $20.02     $25.83     $16.93     $14.46     $13.43     $11.85
                                     ======     ======     ======     ======     ======     ======     ======
Unit value, end of year...........   $11.10     $13.72     $20.02     $25.83     $16.93     $14.46     $13.43
                                     ======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,089      7,619      8,335      8,486      8,004      8,205      7,688
                                     ======     ======     ======     ======     ======     ======     ======

                                      SCUDDER INTERNATIONAL FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $10.80     $11.06     $ 8.13
                                     ======     ======     ======
Unit value, end of year...........   $11.85     $10.80     $11.06
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,269      8,610      5,400
                                     ======     ======     ======


                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      2002       2001       2000       1999       1998
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $13.44     $18.82     $17.40     $10.69     $11.04
                                     ======     ======     ======     ======     ======
Unit value, end of year...........   $10.52     $13.44     $18.82     $17.40     $10.69
                                     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    5,416      6,086      7,184      3,394      3,303
                                     ======     ======     ======     ======     ======

                                       AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                                    ----------------------------------------------------
                                      1997       1996       1995       1994       1993
                                    --------   --------   --------   --------   --------
Unit value, beginning of year.....   $11.53     $12.18     $ 9.39     $ 9.61     $ 8.81
                                     ======     ======     ======     ======     ======
Unit value, end of year...........   $11.04     $11.53     $12.18     $ 9.39     $ 9.61
                                     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    4,510      7,264      8,061      6,361      5,946
                                     ======     ======     ======     ======     ======

                                                           CALVERT SOCIAL BALANCED FUND
                                    --------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996
                                    --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of year.....  $  2.98    $  3.23    $  3.37     $ 3.04     $ 2.65     $ 2.23     $ 2.01
                                    =======    =======    =======     ======     ======     ======     ======
Unit value, end of year...........  $  2.59    $  2.98    $  3.23     $ 3.37     $ 3.04     $ 2.65     $ 2.23
                                    =======    =======    =======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........   17,942     17,463     17,238     16,041     14,257     12,479     10,713
                                    =======    =======    =======     ======     ======     ======     ======

                                     CALVERT SOCIAL BALANCED FUND
                                    ------------------------------
                                      1995       1994       1993
                                    --------   --------   --------
Unit value, beginning of year.....   $ 1.57     $ 1.64     $ 1.54
                                     ======     ======     ======
Unit value, end of year...........   $ 2.01     $ 1.57     $ 1.64
                                     ======     ======     ======
Thousands of accumulation units
 outstanding, end of year.........    7,849      5,986      5,151
                                     ======     ======     ======



                                                               FIDELITY VIP EQUITY-INCOME FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 32.63    $ 34.61     $32.21     $30.65     $27.77     $21.93     $19.43     $16.30
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........  $ 26.89    $ 32.63     $34.61     $32.21     $30.65     $27.77     $21.93     $19.43
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    4,437      4,275      3,753      4,213      4,018      3,491      2,342        728
                                    =======    =======     ======     ======     ======     ======     ======     ======



                                                                 FIDELITY VIP II CONTRA FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 25.88    $ 29.73     $32.13     $26.16     $20.36     $16.59     $13.85     $11.43
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........  $ 23.27    $ 25.88     $29.73     $32.13     $26.16     $20.36     $16.59     $13.85
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    8,844      8,695      8,742      8,430      6,742      5,656      3,880      1,792
                                    =======    =======     ======     ======     ======     ======     ======     ======



                                                             FIDELITY VIP II ASSET MANAGER FUND
                                    -------------------------------------------------------------------------------------
                                      2002       2001       2000       1999       1998       1997       1996       1995
                                    --------   --------   --------   --------   --------   --------   --------   --------
Unit value, beginning of period...  $ 23.91    $ 25.14     $26.40     $24.04     $21.14     $17.72     $15.66     $14.04
                                    =======    =======     ======     ======     ======     ======     ======     ======
Unit value, end of period.........  $ 21.65    $ 23.91     $25.14     $26.40     $24.04     $21.14     $17.72     $15.66
                                    =======    =======     ======     ======     ======     ======     ======     ======
Thousands of accumulation units
 outstanding, end of period.......    2,288      2,114      1,908      1,747      1,488      1,150        613        184
                                    =======    =======     ======     ======     ======     ======     ======     ======


------------------------
  The dates the Funds of the Separate Account commenced operation are as follows:

  Investment Company Money Market, All America, Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund--January 3, 1989; Calvert Social Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995; and Investment Company Mid-Cap Equity Index Fund--May 3, 1999.

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                            FOR THE SECTION 457 PLAN
                    VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                   Issued By
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 Park Avenue
                            New York, New York 10022
                                  Through its
                             SEPARATE ACCOUNT NO. 2
--------------------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the current Prospectus for the Section 457 Plan variable accumulation annuity contract CONTRACTS) that we offer.


You may obtain a copy of the Prospectus, dated May 1, 2003, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Eldon Wonacott. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                               TABLE OF CONTENTS


                                                             PAGE
                                                            -----
Distribution of the Contracts.............................      2
Calculation of Accumulation Unit Values...................      2
Yield and Performance Information.........................      3
Safekeeping of Separate Account Assets....................      7
State Regulation..........................................      8
Periodic Reports..........................................      8
Legal Proceedings.........................................      9
Legal Matters.............................................      9
Experts...................................................      9
Additional Information....................................      9
Financial Statements......................................     10
Prior Independent Auditors................................     51


--------------------------------------------------------------------------------

DATED: MAY 1, 2003

                         DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("Commission") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

                    CALCULATION OF ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

 (a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

 (b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
------------------------

* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

                       YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

Regulations adopted by the Commission require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. The Commission also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

 B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

    Effective Yield = [(Base Period Return +1) TO THE POWER OF 365/7]-1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2002 was .3%. (This return reflects the imposition of the $2 monthly charge.)


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS
--------------------------------------------------------------------------------

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET
--------------------------------------------------------------------------------

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

 A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

    T = (ERV/P) TO THE POWER OF 1/n - 1

Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.CUMULATIVE TOTAL RETURN is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

    C = (ERV/P) - 1.

Where:

    C = Cumulative Total Return
    P = hypothetical initial payment of $1,000
    ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                          AVERAGE ANNUAL TOTAL RETURN*
                      FOR PERIODS ENDED DECEMBER 31, 2002



FUND                                     ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                     --------   ----------   ---------   ------------   --------------
Investment Company Equity Index........  (23.0)%      (1.9)%      N/A             7.4%         02/05/93
Investment Company All America.........  (23.2)%      (2.7)%        6.8%         9.91%         01/01/85
Investment Company Mid-Cap Equity
  Index................................  (16.1)%     N/A          N/A             1.3%         05/03/99
Investment Company Aggressive Equity...  (21.3)%      (2.1)%      N/A             7.8%         05/02/94
Investment Company Composite...........   (8.5)%       0.3%         5.6%         8.16%         01/01/85
Investment Company Bond................    5.6%        4.6%         5.7%         7.16%         01/01/85
Investment Company Mid-Term Bond.......    8.5%        5.2%       N/A             4.9%         02/05/93
Investment Company Short-Term Bond.....    3.9%        4.7%       N/A             4.1%         02/05/93
Scudder Capital Growth.................  (29.9)%      (4.2)%        5.6%         7.56%         01/03/89
Scudder Bond...........................    6.5%        4.5%         5.1%         6.41%         01/03/89
Scudder International..................  (19.2)%      (5.3)%        3.0%         4.07%         01/03/89
Fidelity VIP Equity-Income.............  (17.7)%      (0.8)%      N/A            6.67%         05/01/95
Fidelity VIP II Contra.................  (10.2)%       2.5%       N/A             9.5%         05/01/95
Fidelity VIP II Asset Manager..........   (9.6)%       0.3%       N/A             5.6%         05/01/95
Calvert Social Balanced................  (13.1)%      (0.6)%        5.2%         5.82%         05/13/91
American Century VP Capital
  Appreciation.........................  (21.8)%      (1.1)%        1.6%         5.16%         01/03/89


------------------------

* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

                           CUMULATIVE TOTAL RETURNS*
                      FOR PERIODS ENDED DECEMBER 31, 2002



FUND                                   ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND   INCEPTION DATE
----                                   --------   ----------   ---------   ------------   --------------
Investment Company Equity Index......  (23.0)%       (9.3)%     N/A            102.9%        02/05/93
Investment Company All America.......  (23.2)%      (12.6)%      93.0%        447.81%        01/01/85
Investment Company Mid-Cap Equity
  Index..............................  (16.1)%      N/A         N/A              4.8%        05/03/99
Investment Company Aggressive
  Equity.............................  (21.3)%      (10.2)%     N/A             91.9%        05/02/94
Investment Company Composite.........   (8.5)%        1.5%       72.1%        310.69%        01/01/85
Investment Company Bond..............    5.6%        25.0%       73.9%        242.39%        01/01/85
Investment Company Mid-Term Bond.....    8.5%        28.8%      N/A             60.9%        02/05/93
Investment Company Short-Term Bond...    3.9%        26.0%      N/A             49.0%        02/05/93
Scudder Capital Growth...............  (29.9)%      (19.4)%      71.7%        177.20%        01/03/89
Scudder Bond.........................    6.5%        24.9%       64.7%        138.47%        01/03/89
Scudder International................  (19.2)%      (23.9)%      34.2%         74.79%        01/03/89
Fidelity VIP Equity-Income...........  (17.7)%       (4.0)%     N/A             62.7%        05/01/95
Fidelity VIP II Contra...............  (10.2)%       13.4%      N/A            100.8%        05/01/95
Fidelity VIP II Asset Manager........   (9.6)%        1.6%      N/A             52.2%        05/01/95
Calvert Social Balanced..............  (13.1)%       (2.8)%      65.7%         93.03%        05/13/91
American Century VP Capital
  Appreciation.......................  (21.8)%       (5.5)%      17.4%        102.27%        01/03/89


------------------------

* Returns reflect the deduction of current asset based charges as though they had been in effect for the periods shown.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.


The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for our 457 Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.


If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a) Investment Company Money Market Fund,

(b) Investment Company Short-Term Bond Fund,

(c) Investment Company Mid-Term Bond Fund,

(d) Investment Company Bond Fund,

(e) Scudder Bond Fund,

(f) Investment Company Composite Fund,

(g) Fidelity VIP II Asset Manager Fund,

(h) Calvert Social Balanced Fund,

(i) Fidelity VIP Equity-Income Fund,

(j) Investment Company All America Fund,

(k) Investment Company Equity Index Fund,

(l) Investment Company Mid-Cap Equity Index Fund,

(m) Fidelity VIP II Contra Fund,

(n) Investment Company Aggressive Equity Fund,

(o) Scudder Capital Growth Fund,


(p) Scudder International Fund,



(q) American Century VP Capital Appreciation Fund,



(r) Investment Company Conservative Allocation Fund,



(s) Investment Company Moderate Allocation Fund, and



(t) Investment Company Aggressive Allocation Fund.


Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS
--------------------------------------------------------------------------------

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

                                STATE REGULATION
--------------------------------------------------------------------------------

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we does business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

                                PERIODIC REPORTS
--------------------------------------------------------------------------------

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1) Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

   -  the allocation of contributed amounts to the Separate and General
      Accounts;

   - the date Deferred Compensation was deducted from your salary or the Contribution was made; and

   -  the date the amount was credited to your account.

(2) Interest accrued on amounts allocated for you to the General Account.

(3) The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account; and

(4) The total amounts of all withdrawals and transfers from the General Account and each Fund.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS
--------------------------------------------------------------------------------


All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts, and certain legal matters relating to Federal securities laws have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.


                                    EXPERTS
--------------------------------------------------------------------------------


The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December 31, 2002 have been included herein in reliance upon the reports of KPMG LLP, independent auditors, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report for the Mutual of America also describes a required change in method of accounting for income taxes.



Another independent auditor audited Separate Account No. 2's and Mutual of America's Financial Statements for years prior to 2002. See "Prior Auditors".



                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

We have filed with the Commission a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission. The Commission has an Internet web site at http://www.sec.gov, or you may write to the Commission's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial Statements of the Separate Account for 2002 are included as follows:


Statement of Assets and Liabilities.........................   11
Statement of Operations.....................................   13
Statements of Changes in Net Assets.........................   15
Financial Highlights........................................   18
Notes to Financial Statements...............................   27
Independent Auditors' Report................................   30



You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account. Financial Statements of Mutual of America for 2002 are included as follows:


Independent Auditors' Report................................   31
Consolidated Statements of Financial Condition..............   32
Consolidated Statements of Operations and Surplus...........   33
Consolidated Statements of Cash Flows.......................   34
Notes to Consolidated Financial Statements..................   35

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                      INVESTMENT COMPANY
                                            -----------------------------------------------------------------------
                                                                                           MID-CAP
                                            MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX      BOND
                                                FUND           FUND           FUND           FUND          FUND
                                            ------------   ------------   ------------   ------------   -----------
Assets:
Investments in Mutual of America
  Investment Corporation at market value
  (Cost:
  Money Market Fund--$62,734,111
  All America Fund--$365,742,540
  Equity Index Fund--$287,717,341
  Mid-Cap Equity Index Fund--$76,471,176
  Bond Fund--$91,174,011)
  (Notes 1 and 2).........................  $61,661,635    $249,530,849   $228,869,065   $67,788,855    $84,940,913
Due From (To) Mutual of America General
  Account.................................      (99,111)     (1,954,905)    (1,574,992)      (27,797)        64,165
                                            -----------    ------------   ------------   -----------    -----------
Net Assets................................  $61,562,524    $247,575,944   $227,294,073   $67,761,058    $85,005,078
                                            ===========    ============   ============   ===========    ===========
Unit Value at December 31, 2002...........  $      2.30    $       5.96   $       2.06   $      1.05    $      3.78
                                            ===========    ============   ============   ===========    ===========
Number of Units Outstanding at
  December 31, 2002.......................   26,790,811      41,571,659    110,153,144    64,271,074     22,508,826
                                            ===========    ============   ============   ===========    ===========

                                                                       INVESTMENT COMPANY
                                                     -------------------------------------------------------
                                                                                                 AGGRESSIVE
                                                     SHORT-TERM     MID-TERM      COMPOSITE        EQUITY
                                                      BOND FUND     BOND FUND        FUND           FUND
                                                     -----------   -----------   ------------   ------------
Assets:
Investments in Mutual of America Investment
  Corporation at market value
  (Cost:
  Short-Term Bond Fund--$18,954,035
  Mid-Term Bond Fund--$63,111,049
  Composite Fund--$276,946,701
  Aggressive Equity Fund--$211,565,265)
  (Notes 1 and 2)..................................  $18,929,374   $64,752,419   $202,631,436   $158,867,203
Due From (To) Mutual of America General Account....       49,616       228,145         29,641     (3,585,170)
                                                     -----------   -----------   ------------   ------------
Net Assets.........................................  $18,978,990   $64,980,564   $202,661,077   $155,282,033
                                                     ===========   ===========   ============   ============
Unit Value at December 31, 2002....................  $      1.52   $      1.64   $       4.46   $       1.95
                                                     ===========   ===========   ============   ============
Number of Units Outstanding at December 31, 2002...   12,521,477    39,712,763     45,391,584     79,679,742
                                                     ===========   ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND          GROWTH      INTERNATIONAL   APPRECIATION
                                              FUND           FUND           FUND            FUND
                                           -----------   ------------   -------------   ------------
Assets:
Investments in Scudder Portfolios and
  American Century VP Capital
  Appreciation Fund at market value
  (Cost:
  Scudder Bond Fund--$40,451,107
  Scudder Capital Growth Fund--
    $359,101,617
  Scudder International Fund--$94,268,394
  American Century VP Capital
  Appreciation Fund--$96,513,446)
  (Notes 1 and 2)........................  $41,444,368   $239,906,689   $ 78,670,050    $56,877,424
Due From (To) Mutual of America General
  Account................................       (3,928)        (9,685)        (1,276)       106,438
                                           -----------   ------------   ------------    -----------
Net Assets...............................  $41,440,440   $239,897,004   $ 78,668,774    $56,983,862
                                           ===========   ============   ============    ===========
Unit Value at December 31, 2002..........  $     15.58   $      24.10   $      11.10    $     10.52
                                           ===========   ============   ============    ===========
Number of Units Outstanding at
  December 31, 2002......................    2,659,847      9,954,236      7,088,897      5,415,525
                                           ===========   ============   ============    ===========

                                             CALVERT                       FIDELITY
                                           -----------   --------------------------------------------
                                             SOCIAL           VIP           VIP II         VIP II
                                            BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                              FUND           FUND            FUND           FUND
                                           -----------   -------------   ------------   -------------
Assets:
Investments in Calvert Social Balanced
  Portfolio and Fidelity Portfolios at
  market value
  (Cost:
  Calvert Social Balanced
    Fund--$58,417,185
  VIP Equity-Income Fund--$140,497,493
  VIP II Contra Fund--$236,527,899
  VIP II Asset Manager Fund--$61,195,279)
  (Notes 1 and 2)........................  $46,562,085   $119,308,912    $205,832,094    $49,545,092
Due From (To) Mutual of America General
  Account................................       (6,832)       (12,963)         (7,207)        (7,647)
                                           -----------   ------------    ------------    -----------
Net Assets...............................  $46,555,253   $119,295,949    $205,824,887    $49,537,445
                                           ===========   ============    ============    ===========
Unit Value at December 31, 2002..........  $      2.59   $      26.89    $      23.27    $     21.65
                                           ===========   ============    ============    ===========
Number of Units Outstanding at
  December 31, 2002......................   17,942,386      4,437,202       8,843,989      2,287,798
                                           ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                             INVESTMENT COMPANY
                                          ---------------------------------------------------------
                                                                                         MID-CAP
                                          MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX
                                              FUND           FUND           FUND           FUND
                                          ------------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
Dividend Income.........................  $   937,612    $  2,484,305   $  4,066,640   $  1,370,425
                                          -----------    ------------   ------------   ------------
Expenses (Note 3):
  Fees and administrative expenses......      670,907       2,877,914      2,505,634        732,133
                                          -----------    ------------   ------------   ------------
Net Investment Income (Loss)............      266,705        (393,609)     1,561,006        638,292
                                          -----------    ------------   ------------   ------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments.........................   (1,431,636)    (32,500,097)   (36,261,658)    (8,737,695)
  Net unrealized appreciation
    (depreciation) of investments.......    1,382,713     (47,368,004)   (34,788,477)    (8,599,353)
                                          -----------    ------------   ------------   ------------
Net Realized and Unrealized Gain (Loss)
  on Investments........................      (48,923)    (79,868,101)   (71,050,135)   (17,337,048)
                                          -----------    ------------   ------------   ------------
Net Increase (decrease) in Net Assets
  Resulting From Operations.............  $   217,782    $(80,261,710)  $(69,489,129)  $(16,698,756)
                                          ===========    ============   ============   ============

                                                         INVESTMENT COMPANY
                                --------------------------------------------------------------------
                                                                                        AGGRESSIVE
                                   BOND      SHORT-TERM     MID-TERM     COMPOSITE        EQUITY
                                   FUND       BOND FUND    BOND FUND        FUND           FUND
                                ----------   -----------   ----------   ------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.............  $6,841,437    $516,024     $1,629,976   $  7,445,272   $    --
                                ----------    --------     ----------   ------------   ------------
Expenses (Note 3):
  Fees and administrative
    expenses..................     793,638     166,926        408,244      2,187,887      1,722,550
                                ----------    --------     ----------   ------------   ------------
Net Investment Income
  (Loss)......................   6,047,799     349,098      1,221,732      5,257,385     (1,722,550)
                                ----------    --------     ----------   ------------   ------------
Net Realized and Unrealized
  Gain (Loss) on Investments
  (Note 1):
  Net realized gain (loss) on
    investments...............    (920,742)     11,725        139,928     (8,581,685)   (11,554,013)
  Net unrealized appreciation
    (depreciation) of
    investments...............    (900,966)    174,963      1,870,260    (16,458,207)   (30,648,086)
                                ----------    --------     ----------   ------------   ------------
Net Realized and Unrealized
  Gain (Loss) on
  Investments.................  (1,821,708)    186,688      2,010,188    (25,039,892)   (42,202,099)
                                ----------    --------     ----------   ------------   ------------
Net Increase (Decrease) in Net
  Assets Resulting From
  Operations..................  $4,226,091    $535,786     $3,231,920   $(19,782,507)  $(43,924,649)
                                ==========    ========     ==========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                          AMERICAN
                                                            SCUDDER                       CENTURY
                                           ------------------------------------------   ------------
                                                           CAPITAL                       VP CAPITAL
                                              BOND         GROWTH       INTERNATIONAL   APPRECIATION
                                              FUND          FUND            FUND            FUND
                                           ----------   -------------   -------------   ------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income........................  $1,985,956   $   1,012,090   $    776,828    $    --
                                           ----------   -------------   ------------    ------------
Expenses (Note 3):
  Fees and administrative expenses.......     374,637       2,762,624        878,114         452,854
                                           ----------   -------------   ------------    ------------
Net Investment Income (Loss).............   1,611,319      (1,750,534)      (101,286)       (452,854)
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments..........................      41,325     (30,428,019)     2,823,774     (12,486,285)
  Net unrealized appreciation
    (depreciation) of investments........     659,499     (77,783,144)   (16,930,624)     (4,082,608)
                                           ----------   -------------   ------------    ------------
Net Realized and Unrealized Gain (Loss)
  on Investments.........................     700,824    (108,211,163)   (14,106,850)    (16,568,893)
                                           ----------   -------------   ------------    ------------
Net Increase (Decrease) in Net Assets
  Resulting From Operations..............  $2,312,143   $(109,961,697)  $(14,208,136)   $(17,021,747)
                                           ==========   =============   ============    ============

                                            CALVERT                       FIDELITY
                                          -----------   --------------------------------------------
                                            SOCIAL           VIP           VIP II         VIP II
                                           BALANCED     EQUITY-INCOME      CONTRA      ASSET MANAGER
                                             FUND           FUND            FUND           FUND
                                          -----------   -------------   ------------   -------------
Investment Income and Expenses:
Income (Note 1):
  Dividend Income.......................  $ 1,364,235   $  5,271,008    $  1,790,424    $ 1,870,464
                                          -----------   ------------    ------------    -----------
Expenses (Note 3):
  Fees and administrative expenses......      518,382      1,221,577       1,839,311        485,213
                                          -----------   ------------    ------------    -----------
Net Investment Income (Loss)............      845,853      4,049,431         (48,887)     1,385,251
                                          -----------   ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments (Note 1):
  Net realized gain (loss) on
    investments.........................     (704,432)    (8,170,522)    (10,079,700)    (1,062,143)
  Net unrealized appreciation
    (depreciation) of investments.......   (7,083,629)   (22,412,108)    (13,371,300)    (5,493,407)
                                          -----------   ------------    ------------    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments........................   (7,788,061)   (30,582,630)    (23,451,000)    (6,555,550)
                                          -----------   ------------    ------------    -----------
Net Increase (Decrease) in Net Assets
  Resulting From Operations.............  $(6,942,208)  $(26,533,199)   $(23,499,887)   $(5,170,299)
                                          ===========   ============    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  INVESTMENT COMPANY
                                --------------------------------------------------------------------------------------
                                    MONEY MARKET FUND             ALL AMERICA FUND              EQUITY INDEX FUND
                                -------------------------   ----------------------------   ---------------------------
                                   2002          2001           2002           2001            2002           2001
                                -----------   -----------   ------------   -------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss)....................  $   266,705   $ 2,499,900   $   (393,609)  $  (2,185,655)  $  1,561,006   $  6,830,805
  Net realized gain (loss) on
    investments...............   (1,431,636)      373,859    (32,500,097)    (22,395,259)   (36,261,658)    (7,074,495)
  Net unrealized appreciation
    (depreciation) of
    investments...............    1,382,713    (1,239,836)   (47,368,004)    (56,545,425)   (34,788,477)   (43,517,114)
                                -----------   -----------   ------------   -------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations...................      217,782     1,633,923    (80,261,710)    (81,126,339)   (69,489,129)   (43,760,804)
                                -----------   -----------   ------------   -------------   ------------   ------------
From Unit Transactions:
  Contributions...............   11,885,836     9,857,954     28,345,754      33,024,429     42,796,882     45,416,300
  Withdrawals.................   (9,499,711)   (8,786,122)   (25,277,423)    (31,796,681)   (20,917,802)   (27,032,811)
  Net transfers...............   (3,213,697)    2,569,154    (21,732,312)    (26,460,068)   (18,130,484)   (19,529,088)
                                -----------   -----------   ------------   -------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions............     (827,572)    3,640,986    (18,663,981)    (25,232,320)     3,748,596     (1,145,599)
                                -----------   -----------   ------------   -------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets.......................     (609,790)    5,274,909    (98,925,691)   (106,358,659)   (65,740,533)   (44,906,403)
Net Assets:
Beginning of Year.............   62,172,314    56,897,405    346,501,635     452,860,294    293,034,606    337,941,009
                                -----------   -----------   ------------   -------------   ------------   ------------
End of Year...................  $61,562,524   $62,172,314   $247,575,944   $ 346,501,635   $227,294,073   $293,034,606
                                ===========   ===========   ============   =============   ============   ============

                                                                    INVESTMENT COMPANY
                                    ----------------------------------------------------------------------------------
                                          MID-CAP EQUITY
                                            INDEX FUND                   BOND FUND             SHORT-TERM BOND FUND
                                    --------------------------   -------------------------   -------------------------
                                        2002          2001          2002          2001          2002          2001
                                    ------------   -----------   -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)....  $    638,292   $   933,088   $ 6,047,799   $ 5,944,023   $   349,098   $   479,399
  Net realized gain (loss) on
    investments...................    (8,737,695)   (3,444,435)     (920,742)       60,056        11,725        30,109
  Net unrealized appreciation
    (depreciation) of
    investment....................    (8,599,353)      857,864      (900,966)   (1,869,490)      174,963         6,805
                                    ------------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in net
 assets resulting from
 operations.......................   (16,698,756)   (1,653,483)    4,226,091     4,134,589       535,786       516,313
                                    ------------   -----------   -----------   -----------   -----------   -----------
From Unit Transactions:
  Contributions...................    18,231,408    12,409,482    14,093,174     9,693,340     4,113,499     2,016,915
  Withdrawals.....................    (6,966,866)   (4,248,566)   (8,159,067)   (4,942,549)   (1,909,591)     (954,190)
  Net transfers...................    11,300,803     7,085,023       133,844    19,791,428     4,845,577     3,458,228
                                    ------------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) from unit
 transactions.....................    22,565,345    15,245,939     6,067,951    24,542,219     7,049,485     4,520,953
                                    ------------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net
 Assets...........................     5,866,589    13,592,456    10,294,042    28,676,808     7,585,271     5,037,266
Net Assets:
Beginning of Year.................    61,894,469    48,302,013    74,711,036    46,034,228    11,393,719     6,356,453
                                    ------------   -----------   -----------   -----------   -----------   -----------
End of Year.......................  $ 67,761,058   $61,894,469   $85,005,078   $74,711,036   $18,978,990   $11,393,719
                                    ============   ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  INVESTMENT COMPANY
                                 -------------------------------------------------------------------------------------
                                    MID-TERM BOND FUND             COMPOSITE FUND            AGGRESSIVE EQUITY FUND
                                 -------------------------   ---------------------------   ---------------------------
                                    2002          2001           2002           2001           2002           2001
                                 -----------   -----------   ------------   ------------   ------------   ------------
Increase (Decrease) in Net
 Assets:
From Operations:
  Net investment income
    (loss).....................  $ 1,221,732   $   826,291   $  5,257,385   $  7,196,241   $ (1,722,550)  $   (891,047)
  Net realized gain (loss) on
    investments................      139,928        (3,359)    (8,581,685)    (3,795,954)   (11,554,013)    (7,383,838)
  Net unrealized appreciation
    (depreciation) of
    investments................    1,870,260       372,921    (16,458,207)   (38,071,879)   (30,648,086)   (15,755,686)
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations....................    3,231,920     1,195,853    (19,782,507)   (34,671,592)   (43,924,649)   (24,030,571)
                                 -----------   -----------   ------------   ------------   ------------   ------------
From Unit Transactions:
  Contributions................   10,189,565     3,991,577     17,188,826     20,389,579     31,349,735     29,654,051
  Withdrawals..................   (4,882,460)   (1,742,890)   (21,992,438)   (22,414,228)   (15,037,477)   (15,171,461)
  Net transfers................   24,774,071    20,077,123    (19,221,969)   (17,453,088)    (5,034,393)   (11,994,681)
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) from
 unit transactions.............   30,081,176    22,325,810    (24,025,581)   (19,477,737)    11,277,865      2,487,909
                                 -----------   -----------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets........................   33,313,096    23,521,663    (43,808,088)   (54,149,329)   (32,646,784)   (21,542,662)
Net Assets:
Beginning of Year..............   31,667,468     8,145,805    246,469,165    300,618,494    187,928,817    209,471,479
                                 -----------   -----------   ------------   ------------   ------------   ------------
End of Year....................  $64,980,564   $31,667,468   $202,661,077   $246,469,165   $155,282,033   $187,928,817
                                 ===========   ===========   ============   ============   ============   ============

                                                                             SCUDDER
                                     ---------------------------------------------------------------------------------------
                                             BOND FUND                CAPITAL GROWTH FUND            INTERNATIONAL FUND
                                     -------------------------   -----------------------------   ---------------------------
                                        2002          2001           2002            2001            2002           2001
                                     -----------   -----------   -------------   -------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).....  $ 1,611,319   $ 1,001,275   $  (1,750,534)  $  48,464,814   $   (101,286)  $ 25,282,794
  Net realized gain (loss) on
    investments....................       41,325       125,100     (30,428,019)     (4,811,108)     2,823,774    (62,787,414)
  Net unrealized appreciation
    (depreciation) of
    investments....................      659,499       208,106     (77,783,144)   (141,951,662)   (16,930,624)       (96,661)
                                     -----------   -----------   -------------   -------------   ------------   ------------
Net Increase (Decrease) in net
 assets resulting from
 operations........................    2,312,143     1,334,481    (109,961,697)    (98,297,956)   (14,208,136)   (37,601,281)
                                     -----------   -----------   -------------   -------------   ------------   ------------
From Unit Transactions:
  Contributions....................    6,250,976     5,602,821      36,251,724      44,254,950     11,835,269     15,125,205
  Withdrawals......................   (3,713,719)   (4,108,526)    (26,136,151)    (31,221,077)    (7,700,018)   (11,526,032)
  Net Transfers....................       76,369    10,975,432     (34,433,365)    (34,754,161)   (15,775,874)   (28,343,013)
                                     -----------   -----------   -------------   -------------   ------------   ------------
Net Increase (Decrease) from unit
 transactions......................    2,613,626    12,469,727     (24,317,792)    (21,720,288)   (11,640,623)   (24,743,840)
                                     -----------   -----------   -------------   -------------   ------------   ------------
Net Increase (Decrease) in Net
 Assets............................    4,925,769    13,804,208    (134,279,489)   (120,018,244)   (25,848,759)   (62,345,121)
Net Assets:
Beginning of Year..................   36,514,671    22,710,463     374,176,493     494,194,737    104,517,533    166,862,654
                                     -----------   -----------   -------------   -------------   ------------   ------------
End of Year........................  $41,440,440   $36,514,671   $ 239,897,004   $ 374,176,493   $ 78,668,774   $104,517,533
                                     ===========   ===========   =============   =============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  AMERICAN CENTURY                  CALVERT
                                                             ---------------------------   -------------------------
                                                                     VP CAPITAL                     SOCIAL
                                                                  APPRECIATION FUND              BALANCED FUND
                                                             ---------------------------   -------------------------
                                                                 2002           2001          2002          2001
                                                             ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).............................  $   (452,854)  $ 36,170,026   $   845,853   $ 2,357,942
  Net realized gain (loss) on investments..................   (12,486,285)   (36,993,685)     (704,432)      (65,047)
  Net unrealized appreciation (depreciation) of
    investments............................................    (4,082,608)   (35,153,199)   (7,083,629)   (6,707,309)
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets resulting from
 operations................................................   (17,021,747)   (35,976,858)   (6,942,208)   (4,414,414)
                                                             ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions............................................    10,004,929     13,727,822     8,812,504     9,053,825
  Withdrawals..............................................    (5,435,359)    (7,960,691)   (3,547,443)   (4,589,839)
  Net Transfers............................................   (12,359,542)   (23,173,570)   (3,812,363)   (3,712,020)
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit transactions.............    (7,789,972)   (17,406,439)    1,452,698       751,966
                                                             ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net Assets......................   (24,811,719)   (53,383,297)   (5,489,510)   (3,662,448)
Net Assets:
Beginning of Year..........................................    81,795,581    135,178,878    52,044,763    55,707,211
                                                             ------------   ------------   -----------   -----------
End of Year................................................  $ 56,983,862   $ 81,795,581   $46,555,253   $52,044,763
                                                             ============   ============   ===========   ===========

                                                                             FIDELITY
                                       -------------------------------------------------------------------------------------
                                                   VIP                         VIP II                       VIP II
                                              EQUITY-INCOME                    CONTRA                    ASSET MANAGER
                                                  FUND                          FUND                         FUND
                                       ---------------------------   ---------------------------   -------------------------
                                           2002           2001           2002           2001          2002          2001
                                       ------------   ------------   ------------   ------------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss).......  $  4,049,431   $  7,254,104   $    (48,887)  $  6,425,216   $ 1,385,251   $ 2,167,228
  Net realized gain (loss) on
    investments......................    (8,170,522)       105,131    (10,079,700)      (902,001)   (1,062,143)     (302,504)
  Net unrealized appreciation
    (depreciation) of investments....   (22,412,108)   (15,869,540)   (13,371,300)   (39,194,765)   (5,493,407)   (4,281,541)
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in net assets
 resulting from operations...........   (26,533,199)    (8,510,305)   (23,499,887)   (33,671,550)   (5,170,299)   (2,416,817)
                                       ------------   ------------   ------------   ------------   -----------   -----------
From Unit Transactions:
  Contributions......................    24,183,195     22,148,300     33,217,095     34,592,776    12,005,262    10,577,859
  Withdrawals........................   (12,253,609)   (11,514,269)   (18,781,531)   (19,830,557)   (4,649,787)   (3,898,599)
  Net Transfers......................    (5,607,465)     7,491,718    (10,141,456)   (15,952,900)   (3,204,026)   (1,669,772)
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) from unit
 transactions........................     6,322,121     18,125,749      4,294,108     (1,190,681)    4,151,449     5,009,488
                                       ------------   ------------   ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net
 Assets..............................   (20,211,078)     9,615,444    (19,205,779)   (34,862,231)   (1,018,850)    2,592,671
Net Assets:
Beginning of Year....................   139,507,027    129,891,583    225,030,666    259,892,897    50,556,295    47,963,624
                                       ------------   ------------   ------------   ------------   -----------   -----------
End of Year..........................  $119,295,949   $139,507,027   $205,824,887   $225,030,666   $49,537,445   $50,556,295
                                       ============   ============   ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2002 and 2001. Data shown for any of the preceding three years (1998-2000) were previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                   INVESTMENT COMPANY MONEY MARKET FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   2.28   $   2.22    $ 2.11     $ 2.03     $ 1.95
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   2.30   $   2.28    $ 2.22     $ 2.11     $ 2.03
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      27,210     25,658
Units Issued (000's) (1)................     45,360     71,518
Units Redeemed (000's) (1)..............    (45,779)   (69,966)
                                           --------   --------
Units Outstanding (000's), end of year...    26,791     27,210    25,658     20,766     19,121
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 61,563   $ 62,172
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        1.5%       5.3%
                                           ========   ========
Total Return (C) (1)...................        0.6%       3.0%
                                           ========   ========

                                                   INVESTMENT COMPANY ALL AMERICA FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   7.74   $   9.46    $10.05     $ 8.09     $ 6.76
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   5.96   $   7.74    $ 9.46     $10.05     $ 8.09
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      44,755     47,895
Units Issued (000's) (1)................     19,155     21,460
Units Redeemed (000's) (1)..............    (22,338)   (24,600)
                                           --------   --------
Units Outstanding (000's), end of year...    41,572     44,755    47,895     48,014     49,275
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $247,576   $346,502
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.8%       0.4%
                                           ========   ========
Total Return (C) (1)...................      -23.1%     -18.1%
                                           ========   ========

------------------------
See notes, bottom of page 19.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                   INVESTMENT COMPANY EQUITY INDEX FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of period/year...    $   2.67   $   3.07   $  3.41    $  2.86     $ 2.26
                                           ========   ========   =======    =======     ======
Unit value, end of period/year.........    $   2.06   $   2.67   $  3.07    $  3.41     $ 2.86
                                           ========   ========   =======    =======     ======
Units outstanding (000's), beginning of
  year (1)............................      109,580    109,982
Units Issued (000's) (1)..............      111,439    107,487
Units Redeemed (000's) (1).............    (110,866)  (107,889)
                                           --------   --------
Units Outstanding (000's), end of period/
  year.................................     110,153    109,580   109,982    112,735     94,019
                                           ========   ========   =======    =======     ======
Net Assets (000's) (1).................    $227,294   $293,035
                                           ========   ========
Expense Ratio (A) (1).................        0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1).......         1.6%       3.3%
                                           ========   ========
Total Return (C) (1)..................       -22.8%     -13.0%
                                           ========   ========

                                                      INVESTMENT COMPANY
                                                   MID-CAP EQUITY INDEX FUND
                                           -----------------------------------------
                                                   YEARS ENDED DECEMBER 31,
                                           -----------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000      1999*
-----------------------------------------  --------   --------   --------   --------
Unit value, beginning of period/year...    $   1.25   $   1.28   $  1.11    $  1.00
                                           ========   ========   =======    =======
Unit value, end of period/year.........    $   1.05   $   1.25   $  1.28    $  1.11
                                           ========   ========   =======    =======
Units outstanding (000's), beginning of
  year (1)............................       49,342     37,752
Units Issued (000's) (1)..............      180,415    125,401
Units Redeemed (000's) (1).............    (165,486)  (113,811)
                                           --------   --------
Units Outstanding (000's), end of period/
  year.................................      64,271     49,342    37,752      3,431
                                           ========   ========   =======    =======
Net Assets (000's) (1).................    $ 67,761   $ 61,894
                                           ========   ========
Expense Ratio (A) (1).................        0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1).......         1.8%       2.8%
                                           ========   ========
Total Return (C) (1)..................       -16.0%      -2.0%
                                           ========   ========

------------------------
*   Commenced operation May 3, 1999.
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                        INVESTMENT COMPANY BOND FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  3.57    $  3.31     $ 3.07     $ 3.17     $ 3.00
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  3.78    $  3.57     $ 3.31     $ 3.07     $ 3.17
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................   20,932     13,899
Units Issued (000's) (1)..................   13,207     15,756
Units Redeemed (000's) (1)................  (11,630)    (8,723)
                                            -------    -------
Units Outstanding (000's), end of year....   22,509     20,932     13,899     14,287     17,746
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $85,005    $74,711
                                            =======    =======
Expense Ratio (A) (1).....................    0.90%      0.90%
                                            =======    =======
Investment Income Ratio (B) (1)...........     9.0%      10.5%
                                            =======    =======
Total Return (C) (1)......................     5.8%       7.8%
                                            =======    =======

                                                  INVESTMENT COMPANY SHORT-TERM BOND FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $  1.46    $  1.37     $ 1.28     $ 1.24     $ 1.19
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $  1.52    $  1.46     $ 1.37     $ 1.28     $ 1.24
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    7,825      4,649
Units Issued (000's) (1)..................   10,451      6,928
Units Redeemed (000's) (1)................   (5,755)    (3,752)
                                            -------    -------
Units Outstanding (000's), end of year....   12,521      7,825      4,649      3,604      3,164
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $18,979    $11,394
                                            =======    =======
Expense Ratio (A) (1).....................    0.90%      0.90%
                                            =======    =======
Investment Income Ratio (B) (1)...........     3.5%       6.4%
                                            =======    =======
Total Return (C) (1)......................     4.1%       6.5%
                                            =======    =======

------------------------
See notes, bottom of page 21.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                  INVESTMENT COMPANY MID-TERM BOND FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   1.51   $   1.38    $ 1.32     $ 1.32     $ 1.26
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   1.64   $   1.51    $ 1.38     $ 1.32     $ 1.32
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      21,035      5,922
Units Issued (000's) (1)...............      41,929     26,104
Units Redeemed (000's) (1).............     (23,251)   (10,991)
                                           --------   --------
Units Outstanding (000's), end of year...    39,713     21,035     5,922      6,037      7,325
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 64,981   $ 31,667
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        4.2%       5.7%
                                           ========   ========
Total Return (C) (1)...................        8.7%       9.5%
                                           ========   ========

                                                    INVESTMENT COMPANY COMPOSITE FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   4.87   $   5.52    $ 5.61     $ 4.93     $ 4.36
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   4.46   $   4.87    $ 5.52     $ 5.61     $ 4.93
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      50,607     54,447
Units Issued (000's) (1)...............       5,327      5,576
Units Redeemed (000's) (1).............     (10,542)    (9,416)
                                           --------   --------
Units Outstanding (000's), end of year...    45,392     50,607    54,447     56,404     59,833
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $202,661   $246,469
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        3.3%       3.7%
                                           ========   ========
Total Return (C) (1)...................       -8.3%     -11.8%
                                           ========   ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                INVESTMENT COMPANY AGGRESSIVE EQUITY FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   2.47   $   2.79    $ 2.85     $ 2.02     $ 2.15
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   1.95   $   2.47    $ 2.79     $ 2.85     $ 2.02
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      76,011     75,043
Units Issued (000's) (1)................     57,813     44,630
Units Redeemed (000's) (1)..............    (54,144)   (43,662)
                                           --------   --------
Units Outstanding (000's), end of year...    79,680     76,011    75,043     62,123     63,176
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $155,282   $187,929
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........       --          0.5%
                                           ========   ========
Total Return (C) (1)...................      -21.2%     -11.4%
                                           ========   ========

                                                            SCUDDER BOND FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  14.60   $  13.94    $12.73     $13.02     $12.37
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  15.58   $  14.60    $13.94     $12.73     $13.02
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       2,500      1,630
Units Issued (000's) (1)................      1,517      2,625
Units Redeemed (000's) (1)..............     (1,357)    (1,755)
                                           --------   --------
Units Outstanding (000's), end of year...     2,660      2,500     1,630      1,558      1,757
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 41,440   $ 36,515
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        5.5%       4.2%
                                           ========   ========
Total Return (C) (1)...................        6.7%       4.8%
                                           ========   ========

------------------------
See notes, bottom of page 23.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                       SCUDDER CAPITAL GROWTH FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  34.34   $  42.97    $48.17     $36.07     $29.64
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  24.10   $  34.34    $42.97     $48.17     $36.07
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      10,896     11,501
Units Issued (000's) (1)...............       4,909      3,964
Units Redeemed (000's) (1).............      (5,851)    (4,569)
                                           --------   --------
Units Outstanding (000's), end of year...     9,954     10,896    11,501     11,582     11,462
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $239,897   $374,176
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.3%      13.1%
                                           ========   ========
Total Return (C) (1)...................      -29.8%     -20.1%
                                           ========   ========

                                                        SCUDDER INTERNATIONAL FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  13.72   $  20.02    $25.83     $16.93     $14.46
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  11.10   $  13.72    $20.02     $25.83     $16.93
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       7,619      8,335
Units Issued (000's) (1)...............      87,282    179,759
Units Redeemed (000's) (1).............     (87,812)  (180,475)
                                           --------   --------
Units Outstanding (000's), end of year...     7,089      7,619     8,335      8,486      8,004
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $ 78,669   $104,518
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.8%      20.2%
                                           ========   ========
Total Return (C) (1)...................      -19.1%     -31.5%
                                           ========   ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                              AMERICAN CENTURY
                                            ----------------------------------------------------
                                                        VP CAPITAL APPRECIATION FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 13.44    $ 18.82     $17.40     $10.69     $11.04
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 10.52    $ 13.44     $18.82     $17.40     $10.69
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    6,086      7,184
Units Issued (000's) (1)..................    2,635      8,755
Units Redeemed (000's) (1)................   (3,305)    (9,853)
                                            -------    -------
Units Outstanding (000's), end of year....    5,416      6,086      7,184      3,394      3,303
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $56,984    $81,796
                                            =======    =======
Expense Ratio (A) (1).....................    0.65%      0.70%
                                            =======    =======
Investment Income Ratio (B) (1)...........    --         38.0%
                                            =======    =======
Total Return (C) (1)......................   -21.7%     -28.6%
                                            =======    =======

                                                       CALVERT SOCIAL BALANCED FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $   2.98   $   3.23    $ 3.37     $ 3.04     $ 2.65
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $   2.59   $   2.98    $ 3.23     $ 3.37     $ 3.04
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................      17,463     17,238
Units Issued (000's) (1)...............       4,482      4,112
Units Redeemed (000's) (1).............      (4,003)    (3,887)
                                           --------   --------
Units Outstanding (000's), end of year...    17,942     17,463    17,238     16,041     14,257
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1).................    $ 46,555   $ 52,045
                                           ========   ========
Expense Ratio (A) (1)..................       0.90%      0.90%
                                           ========   ========
Investment Income Ratio (B) (1)........        2.8%       5.6%
                                           ========   ========
Total Return (C) (1)...................      -12.9%      -7.8%
                                           ========   ========

------------------------
See notes, bottom of page 25.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                                 FIDELITY
                                           ----------------------------------------------------
                                                          VIP EQUITY-INCOME FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  32.63   $  34.61    $32.21     $30.65     $27.77
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  26.89   $  32.63    $34.61     $32.21     $30.65
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       4,275      3,753
Units Issued (000's) (1)................      2,817      1,997
Units Redeemed (000's) (1)..............     (2,655)    (1,475)
                                           --------   --------
Units Outstanding (000's), end of year...     4,437      4,275     3,753      4,213      4,018
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $119,296   $139,507
                                           ========   ========
Expense Ratio (A) (1)..................       0.80%      0.80%
                                           ========   ========
Investment Income Ratio (B) (1)........        4.0%       6.4%
                                           ========   ========
Total Return (C) (1)...................      -17.6%      -5.7%
                                           ========   ========

                                                            VIP II CONTRA FUND
                                           ----------------------------------------------------
                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:    2002       2001       2000       1999       1998
-----------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year...........   $  25.88   $  29.73    $32.13     $26.16     $20.36
                                           ========   ========    ======     ======     ======
Unit value, end of year.................   $  23.27   $  25.88    $29.73     $32.13     $26.16
                                           ========   ========    ======     ======     ======
Units outstanding (000's), beginning of
  year (1).............................       8,695      8,742
Units Issued (000's) (1)................      5,251      1,796
Units Redeemed (000's) (1)..............     (5,102)    (1,843)
                                           --------   --------
Units Outstanding (000's), end of year...     8,844      8,695     8,742      8,430      6,742
                                           ========   ========    ======     ======     ======
Net Assets (000's) (1)..................   $205,825   $225,031
                                           ========   ========
Expense Ratio (A) (1)..................       0.80%      0.80%
                                           ========   ========
Investment Income Ratio (B) (1)........        0.8%       3.7%
                                           ========   ========
Total Return (C) (1)...................      -10.1%     -12.9%
                                           ========   ========

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                              FINANCIAL HIGHLIGHTS

                                                                  FIDELITY
                                            ----------------------------------------------------
                                                         VIP II ASSET MANAGER FUND
                                            ----------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
SELECTED PER UNIT AND SUPPLEMENTARY DATA:     2002       2001       2000       1999       1998
------------------------------------------  --------   --------   --------   --------   --------
Unit value, beginning of year.............  $ 23.91    $ 25.14     $26.40     $24.04     $21.14
                                            =======    =======     ======     ======     ======
Unit value, end of year...................  $ 21.65    $ 23.91     $25.14     $26.40     $24.04
                                            =======    =======     ======     ======     ======
Units outstanding (000's), beginning of
  year (1)................................    2,114      1,908
Units Issued (000's) (1)..................      774        610
Units Redeemed (000's) (1)................     (600)      (404)
                                            -------    -------
Units Outstanding (000's), end of year....    2,288      2,114      1,908      1,747      1,488
                                            =======    =======     ======     ======     ======
Net Assets (000's) (1)....................  $49,537    $50,556
                                            =======    =======
Expense Ratio (A) (1).....................    0.80%      0.80%
                                            =======    =======
Investment Income Ratio (B) (1)...........     3.8%       5.6%
                                            =======    =======
Total Return (C) (1)......................    -9.5%      -4.9%
                                            =======    =======

------------------------------
(1) Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other income received by the Separate Account fund from the underlying fund, net of its fees and expenses, management fees assessed by the fund manager, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: a Money Market Fund, All America Fund, Bond Fund and Composite Fund. These Funds invest in corresponding funds of Mutual of America Investment Corporation ("Investment Company").

On January 3, 1989, the following funds became available to Separate Account No. 2 as investment alternatives: Scudder Bond, Scudder Capital Growth, Scudder International and VP Capital Appreciation. The Scudder Funds invest in corresponding portfolios of Scudder Variable Series I ("Scudder"). VP Capital Appreciation Fund invests in a corresponding fund of American Century Variable Portfolios Inc. ("American Century"). Effective May 13, 1991, Calvert Social Balanced Fund became available as an investment alternative. Calvert Social Balanced Fund invests in a corresponding portfolio of Calvert Variable
Series, Inc. ("Calvert").

On February 5, 1993 the Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment alternatives. On May 2, 1994 the Aggressive Equity Fund of the Investment Company became available. These funds invest in corresponding funds of the Investment Company.

On May 1, 1995 Fidelity Investments Equity-Income, Contrafund and Asset Manager portfolios became available to Separate Account No. 2. Fidelity Equity-Income, Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Funds ("Fidelity VIP") (collectively, "Fidelity").

On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became the 17th investment alternative available to Separate Account No. 2.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:

INVESTMENT VALUATION--Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

INVESTMENT INCOME--Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED) investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

INVESTMENT TRANSACTIONS--Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES--Separate Account No. 2 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2002 are as follows:

                                                 NUMBER OF    NET ASSET
                                                  SHARES        VALUE
                                                -----------   ---------
Investment Company Funds:
  Money Market Fund...........................   51,981,399    $ 1.19
  All America Fund............................  155,570,674      1.60
  Equity Index Fund...........................  148,502,368      1.54
  Mid-Cap Equity Index Fund...................   70,090,850      0.97
  Bond Fund...................................   66,690,729      1.27
  Short-Term Bond Fund........................   18,034,003      1.05
  Mid-Term Bond Fund..........................   66,325,801      0.98
  Composite Fund..............................  166,292,957      1.22
  Aggressive Equity Fund......................  127,907,413      1.24
Scudder Portfolios:
  Bond Portfolio..............................    5,937,581      6.98
  Capital Growth Portfolio--Class "A".........   20,771,142     11.54
  International Portfolio--Class "A"..........   12,065,959      6.52
American Century VP Capital Appreciation
  Fund........................................    9,623,930      5.91
Calvert Social Balanced Portfolio.............   31,041,389      1.50
Fidelity Portfolios:
  Equity-Income--"Initial" Class..............    6,569,874     18.16
  Contrafund--"Initial" Class.................   11,371,939     18.10
  Asset Manager--"Initial" Class..............    3,885,890     12.75

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

3. EXPENSES

Administrative Charges--In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% (.20% prior to January 1, 2002), and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge--As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

Expense Risk Charge--For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note
1) (collectively, "the Separate Account") as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Separate Account's accompanying statements of changes in net assets for the year ended December 31, 2001 and financial highlights for each of the years or periods in the four-year period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account as of December 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 21, 2003

                          INDEPENDENT AUDITORS' REPORT



To the Mutual of America Life Insurance Company:



We have audited the accompanying consolidated statutory statement of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.



The consolidated statutory financial statements of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2001 and for the year then ended were audited by other auditors who have ceased operations. Those auditors, in their report dated February 20, 2002, expressed an unqualified opinion on those statutory consolidated financial statements prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department (refer to Note 1). Also, those auditors expressed an opinion that those financial statements did not present fairly, in conformity with accounting principles generally accepted in the Unites States of America, the consolidated financial position of the Company and its subsidiaries at December 31, 2001, or the results of their operations or their cash flows for the year then ended.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



As described in Note 1 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, whose practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 9.



In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002 or the results of their operations or their cash flows for the year then ended.



Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for the year then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.



As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices. Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.



KPMG LLP



New York, New York


March 20, 2003

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY



                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION



                           DECEMBER 31, 2002 AND 2001



                                                           2002             2001
                                                      --------------   ---------------
                                        ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes...................................  $5,372,112,949   $ 5,074,639,000
  Common stocks.....................................     247,630,639       306,290,963
  Preferred stocks..................................      28,272,107        32,655,724
  Cash and short-term investments...................      24,837,752        93,481,004
  Guaranteed funds transferable.....................      82,349,774        87,585,029
  Mortgage loans....................................      11,332,624        14,297,862
  Real estate.......................................     298,221,328       306,017,110
  Policy loans......................................      91,894,313        95,710,292
  Other invested assets.............................       3,677,708         5,109,832
  Investment income accrued.........................      91,619,716        98,558,522
  Deferred federal income taxes.....................      28,607,637                --
  Other assets......................................      27,507,128        43,544,240
                                                      --------------   ---------------
    Total general account assets....................   6,308,063,675     6,157,889,578
SEPARATE ACCOUNT ASSETS.............................   3,635,515,227     4,264,641,199
                                                      --------------   ---------------
TOTAL ASSETS........................................  $9,943,578,902   $10,422,530,777
                                                      ==============   ===============

                               LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves....................  $5,457,354,841   $ 5,238,420,552
  Other contractholders liabilities and reserves....       7,714,822         8,367,603
  Interest maintenance reserve......................     179,604,702       166,486,579
  Other liabilities.................................      73,052,542        82,278,950
                                                      --------------   ---------------
    Total general account liabilities...............   5,717,726,907     5,495,553,684
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES.....   3,635,515,227     4,264,641,199
                                                      --------------   ---------------
    Total liabilities...............................   9,353,242,134     9,760,194,883
                                                      --------------   ---------------
ASSET VALUATION RESERVE.............................      23,175,280        43,569,072
                                                      --------------   ---------------
SURPLUS
  Assigned surplus..................................       1,150,000         1,150,000
  Unassigned surplus................................     566,011,488       617,616,822
                                                      --------------   ---------------
    Total surplus...................................     567,161,488       618,766,822
                                                      --------------   ---------------
TOTAL LIABILITIES AND SURPLUS.......................  $9,943,578,902   $10,422,530,777
                                                      ==============   ===============



          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY



               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS



                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                            2002             2001
                                                       --------------   --------------
INCOME
  Premium and annuity considerations.................  $  991,120,650   $  918,397,077
  Life and disability insurance premiums.............      21,558,192       21,303,824
                                                       --------------   --------------
    Total considerations and premiums................   1,012,678,842      939,700,901
  Separate account investment and administration
    fees.............................................      36,426,723       40,994,077
  Net investment income..............................     404,969,987      402,111,445
  Other, net.........................................       1,670,442        1,750,420
                                                       --------------   --------------
    Total income.....................................   1,455,745,994    1,384,556,843
                                                       --------------   --------------
DEDUCTIONS
  Change in insurance and annuity reserves...........     325,043,233      280,359,398
  Annuity and surrender benefits.....................     911,601,005      908,408,550
  Death and disability benefits......................      14,937,835       14,108,552
  Operating expenses.................................     144,204,244      149,160,677
                                                       --------------   --------------
    Total deductions.................................   1,395,786,317    1,352,037,177
                                                       --------------   --------------
    Net gain before dividends........................      59,959,677       32,519,666
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS.......        (166,432)         (72,104)
                                                       --------------   --------------
    Net gain from operations.........................      59,793,245       32,447,562
FEDERAL INCOME TAX BENEFIT...........................       3,295,525        1,689,029
NET REALIZED CAPITAL (LOSSES) GAINS..................     (56,402,229)      41,063,729
                                                       --------------   --------------
    Net income.......................................       6,686,541       75,200,320
SURPLUS TRANSACTIONS
  Change in:
  Asset valuation reserve............................      20,393,792       26,847,433
  Unrealized capital losses, net (Note 1)............     (68,856,825)    (123,623,120)
  Non-admitted assets and other, net.................     (24,662,479)     (13,092,712)
  Net deferred income tax asset......................       8,884,779               --
  Minimum pension liability..........................     (13,774,000)              --
  Cumulative effect of a change in accounting
    principles (Note 1)..............................      19,722,858       (8,868,196)
                                                       --------------   --------------
    Net change in surplus............................     (51,605,334)     (43,536,275)
SURPLUS
  Beginning of year..................................     618,766,822      662,303,097
                                                       --------------   --------------
  End of year........................................  $  567,161,488   $  618,766,822
                                                       ==============   ==============



          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY



                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001



                                                            2002             2001
                                                       --------------   --------------
CASH PROVIDED
  Premium and annuity funds received.................  $1,009,060,674   $  940,378,151
  Investment income received.........................     391,601,154      346,698,519
  Expense allowance on reinsurance ceded.............        (967,475)      (1,414,240)
  Separate account investment and administrative
    fees.............................................      36,426,723       40,994,077
  Other, net.........................................       2,613,189        3,245,167
                                                       --------------   --------------
    Total receipts...................................   1,438,734,265    1,329,901,674
                                                       --------------   --------------
  Benefits paid......................................     989,745,246      981,999,172
  Insurance and operating expenses paid..............     157,484,021      152,160,356
  Net transfers to (from) separate accounts..........       9,522,077      (42,189,083)
                                                       --------------   --------------
    Total payments...................................   1,156,751,344    1,091,970,445
                                                       --------------   --------------
    Net cash provided by operations..................     281,982,921      237,931,229
  Proceeds from long-term investments sold, matured
    or repaid........................................   3,687,679,467    2,523,177,222
  Other, net.........................................      35,638,772      171,475,780
                                                       --------------   --------------
    Total cash provided..............................   4,005,301,160    2,932,584,231
                                                       --------------   --------------
CASH APPLIED
  Cost of long-term investments acquired.............   3,970,542,289    2,844,750,231
  Other, net.........................................     103,402,123      294,367,382
                                                       --------------   --------------
    Total cash applied...............................   4,073,944,412    3,139,117,613
                                                       --------------   --------------
    Net change in cash and short-term investments....     (68,643,252)    (206,533,382)
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year..................................      93,481,004      300,014,386
                                                       --------------   --------------
  End of year........................................  $   24,837,752   $   93,481,004
                                                       ==============   ==============



          See accompanying notes to consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



                           DECEMBER 31, 2002 AND 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



PRINCIPLES OF CONSOLIDATION



The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.



NATURE OF OPERATIONS



Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The principal insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.



In February 2001 the Company sold the holding company that owned a former insurance subsidiary, the American Life Insurance Company of New York ("American Life"), after assuming virtually all of American Life's in-force business and terminating a reinsurance agreement that was in effect between the Company and American Life under which the Company recaptured $641.0 million of insurance and annuity reserves. The Company realized a gain on the sale of the holding company of $13.5 million.



BASIS OF PRESENTATION



The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The variances between such practices and GAAP and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.



The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), effective January 1, 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not adopted by the New York Department effective January 1, 2001 became the prescribed basis of accounting for its domestic insurers as of January 1, 2002. All changes required by New York Regulation No. 172, as amended, are reflected in the accompanying consolidated financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principles, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002 and to reduce unassigned surplus by $8.9 million as of January 1, 2001.



The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in net deferred tax assets and liabilities are recorded directly to unassigned surplus.



The accounting principle changes that became effective on January 1, 2001 relate principally to the accounting treatment of premium and benefit transactions for Guaranteed Investment Contracts ("GIC") and Single Premium Immediate Annuity ("SPIA") Contracts (Lotteries and Structured Settlements) not involving Life contingencies, and the accounting treatment of certain bonds. The new accounting treatment for GIC and SPIA contracts requires that all premium and benefit transactions be accounted for as a direct increase or decrease to the reserve liability and are not recorded in the statement of operations.



Regulation No. 172 further clarified that the yield to worst amortization method must be used for all callable bonds purchased at a premium regardless of their call features (and likelihood of being called). The cumulative effect of this change in accounting principles resulted in a charge to surplus of $8.9 million, effective as of January 1, 2001.



Regulation No. 172 also established new accounting principles for bonds that have become other than temporarily impaired. Effective January 1, 2001, several bond investments that were previously written down by $71.9 million as of December 31, 2000 and recognized as unrealized losses in the Company's surplus were recorded as realized investment losses in accordance with the impairment guidelines set forth in the new accounting regulations. This change in accounting principles had no effect on the Company's consolidated statutory surplus as of January 1, 2001.



The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ASSET VALUATIONS



BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at NAIC market value. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer.



COMMON AND PREFERRED STOCKS -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer. Preferred stock is carried at cost.



GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.



MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002 and 2001 losses of $2.0 million and $2.5 million respectively, were incurred.



REAL ESTATE -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $69.7 million and $59.8 million in 2002 and 2001, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.



POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.



OTHER ASSETS -- Certain other assets, such as net deferred income tax assets in 2002 not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INSURANCE AND ANNUITY RESERVES



Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements.



Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which, during 2002 and 2001, averaged 4.15% and 5.23%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.



INTEREST MAINTENANCE AND ASSET VALUATION RESERVES



Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.



An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.



SEPARATE ACCOUNT OPERATIONS



Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2002 and 2001, such charges were equal to approximately ..90% of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.



Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Acounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts.



PREMIUMS AND ANNUITY CONSIDERATIONS



Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.



INVESTMENT INCOME AND EXPENSES



General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.



DIVIDENDS



Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.



2. INVESTMENTS



VALUATION



The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2002 and 2001 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                                GROSS UNREALIZED
                                                   STATEMENT   -------------------       NAIC
DECEMBER 31, 2002 (IN MILLIONS)                      VALUE      GAINS      LOSSES    MARKET VALUE
-------------------------------                    ---------   --------   --------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
  Government corporations and agencies...........  $2,828.5     $ 23.2     $  --       $2,851.7
Obligations of states and political
  subdivisions...................................      13.5         .1        --           13.6
Debt securities issued by foreign governments....      49.5        4.9        --           54.4
Corporate securities.............................   2,494.1       72.8      74.5        2,492.4
                                                   --------     ------     -----       --------
    Total........................................  $5,385.6     $101.0     $74.5       $5,412.1
                                                   ========     ======     =====       ========

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



2. INVESTMENTS (CONTINUED)



                                                                       GROSS
                                                                    UNREALIZED
                                                    STATEMENT   -------------------       NAIC
DECEMBER 31, 2001 (IN MILLIONS)                       VALUE      GAINS      LOSSES    MARKET VALUE
-------------------------------                     ---------   --------   --------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
  Government corporations and agencies............  $2,374.0     $ 3.4      $  .7       $2,376.7
Obligations of states and political
  subdivisions....................................      13.1        --         --           13.1
Debt securities issued by foreign governments.....      52.1       1.0         .2           52.9
Corporate securities..............................   2,745.6      36.4       82.0        2,700.0
                                                    --------     -----      -----       --------
    Total.........................................  $5,184.8     $40.8      $82.9       $5,142.7
                                                    ========     =====      =====       ========



Short-term fixed maturity securities with a statement value and NAIC market value of $13.5 million and $110.2 million at December 31, 2002 and 2001, respectively, are included in the above tables. At both December 31, 2002, and 2001 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.



At December 31, 2002 and 2001 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:



DECEMBER 31 (IN MILLIONS)                     2002       2001      CHANGE
-------------------------                   --------   --------   --------
Equity securities (common and preferred
  stock)..................................  $(123.2)   $ (69.7)    $(53.5)
Bonds and notes...........................    (62.9)     (48.6)     (14.3)
Other invested assets.....................     (1.1)        --       (1.1)
                                            -------    -------     ------
    Net unrealized (depreciation)
      appreciation........................  $(187.2)   $(118.3)    $(68.9)
                                            =======    =======     ======



The unrealized depreciation related to the Company's bond and common equity portfolios increased by $14.3 million and $53.5 million, respectively during the year as shown above.



Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2002 and 2001 were as follows:



DECEMBER 31 (IN MILLIONS)                               2002       2001
-------------------------                             --------   --------
Bonds and notes.....................................   $(43.4)    $(7.4)
Equity securities (common and preferred stock)......    (11.0)     37.5
Mortgages...........................................     (2.0)     (2.5)
Sale of American Life...............................       --      13.5
                                                       ------     -----
    Net realized capital gains (losses).............   $(56.4)    $41.1
                                                       ======     =====



The realized capital losses shown above for bonds and equities securities include $29.1 million and $6.7 million, respectively, of other than temporary impairment losses recorded during 2002.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



2. INVESTMENTS (CONTINUED)


The bond losses arise primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million and $2.5 million in 2002 and 2001, respectively, and are included in the table shown above.



MATURITIES



The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.



                                                STATEMENT       NAIC
DECEMBER 31, 2002 (IN MILLIONS)                   VALUE     MARKET VALUE
-------------------------------                 ---------   ------------
Due in one year or less.......................  $  565.8      $  568.5
Due after one year through five years.........   2,526.8       2,539.2
Due after five years through ten years........     928.9         933.5
Due after ten years...........................   1,364.1       1,370.9
                                                --------      --------
    Total.....................................  $5,385.6      $5,412.1
                                                ========      ========



REALIZED INVESTMENT GAINS



Sales of fixed maturity securities were as follows:



DECEMBER 31 (IN MILLIONS)                           2002       2001
-------------------------                         --------   --------
Fixed maturity securities
Proceeds........................................  $3,265.8   $2,240.6
Gross realized gains............................      36.4       45.9
Gross realized losses...........................       6.3       20.5



Sales of investments in fixed maturity securities resulted in $30.1 million and $25.4 million, respectively, of net gains being accumulated in IMR in 2002 and 2001, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2002 and 2001, $17.0 million and $16.1 million, respectively, of the IMR was amortized and included in net investment income.



3. GUARANTEED FUNDS TRANSFERABLE



In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



3. GUARANTEED FUNDS TRANSFERABLE (CONTINUED)


annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.



The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $82.4 million and $87.6 million at December 31, 2002 and 2001, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.1 million and $7.2 million in 2002 and 2001, respectively, and are included in net investment income.



4. REAL ESTATE



Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.2 million in both 2002 and 2001.



5. PENSION PLAN AND POSTRETIREMENT BENEFITS



PENSION BENEFIT AND OTHER BENEFIT PLANS



The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.



The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)


The components of net periodic benefit costs are as follows:



                                                                                        OTHER
                                                            PENSION BENEFITS          BENEFITS
                                                           -------------------   -------------------
DECEMBER 31, (IN MILLIONS)                                   2002       2001       2002       2001
--------------------------                                   ----     --------   --------   --------
Service cost.............................................   $  7.0     $  6.5      $1.0       $ .8
Interest cost on PBO.....................................      9.2        8.3       1.8        1.6
Expected return on plan assets...........................    (12.0)     (10.2)       --         --
Amortization of initial net asset........................       --        (.1)       --         --
Amortization of unrecognized net loss....................      4.2        3.3        .3         .2
                                                            ------     ------      ----       ----
NET BENEFIT EXPENSE......................................   $  8.4     $  7.8      $3.1       $2.6
                                                            ------     ------      ----       ----



The change in the projected benefit obligation and plan assets are as follows:



                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2002       2001       2002       2001
-------------------------                                ----     --------   --------   --------
CHANGE IN PROJECTED BENEFIT OBLIGATION (PBO):
PBO, beginning of year:..............................   $119.3     $105.1     $ 24.0     $ 20.4
  Service cost.......................................      7.0        6.5        1.0         .8
  Interest cost......................................      9.2        8.3        1.8        1.6
  Plan amendment.....................................       .1         --         --         --
  Change in assumptions..............................     29.9         .9        7.0        2.3
  Actuarial loss (gain)..............................       .5         .3        (.7)       (.3)
  Benefits and expenses paid.........................     (4.4)      (1.8)      (1.1)       (.8)
                                                        ------     ------     ------     ------
  PBO, end of year...................................   $161.6     $119.3     $ 32.0     $ 24.0
                                                        ------     ------     ------     ------
CHANGE IN PLAN ASSETS:
Plan assets, beginning of year.......................   $ 93.8     $ 89.0     $   --     $   --
  Employer contributions.............................     24.0       12.5         --         --
  Return on plan assets..............................    (11.4)      (5.9)        --         --
  Benefits and expenses paid.........................     (4.4)      (1.8)        --         --
                                                        ------     ------     ------     ------
  Plan assets, end of year...........................    102.0       93.8         --         --
                                                        ------     ------     ------     ------
  Plan assets (lower than) in excess of PBO..........   $(59.6)    $(25.5)    $(32.0)    $(24.0)
                                                        ======     ======     ======     ======



At December 31, 2002 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisors. For financial reporting purposes,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)


the prepaid benefit cost at December 31, 2002 and 2001, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:



                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
DECEMBER 31 (IN MILLIONS)                                2002       2001       2002       2001
-------------------------                                ----     --------   --------   --------
Plan assets (lower than) in excess of PBO............   $(59.6)    $(25.5)    $(32.0)    $(24.0)
Unrecognized prior service cost......................      2.3        2.5         --         --
Unrecognized net loss from past experience different
  from that assumed..................................    101.0       51.0       12.9        6.8
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR..........   $ 43.7     $ 28.0     $(19.1)    $(17.2)
                                                        ======     ======     ======     ======



The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $77.1 million and $71.1 million at December 31, 2002 and 2001, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $90.9 million and $56.3 million at December 31, 2002 and 2001, respectively. At December 31, 2002 the accumulated benefit obligation for the defined benefit pension plan exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2001, this fair value of plan assets was greater than the accumulated benefit obligation. During 2002 and 2001, the Company made contributions to the qualified plan of $22.0 million and $9.5 million, respectively.



The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:



                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         -------------------   -------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31                2002       2001       2002       2001
Discount rate..........................................    6.50%       7.50%     6.50%      7.50%
Rate of compensation increase..........................    4.00%       4.00%     4.00%      4.00%
Expected return on plan assets.........................   10.50%      10.50%



The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2002 by $5.5 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2002 by $.7 million.



SAVINGS AND OTHER INCENTIVE PLANS



All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



5. PENSION PLAN AND POSTRETIREMENT BENEFITS (CONTINUED)


contributed $1.9 million in 2002 and 2001, respectively. The Company also has a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios. The accrued compensation liability under this plan decreased by $4.6 million during 2002 and $2.5 million during 2001.



6. COMMITMENTS AND CONTINGENCIES



Rental expenses were $20.4 million and $19.2 million in 2002 and 2001, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: $3.5 million in 2003, $2.9 million in 2004, $2.1 million in 2005, $1.4 million in 2006, $.9 million in 2007, and $1.2 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.



The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse affect on the Company's consolidated financial statements.



7. FEDERAL INCOME TAXES



Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.



Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.



The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, net deferred tax assets can only be

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



7. FEDERAL INCOME TAXES (CONTINUED)


recorded as an admitted asset to the extent that such an amount will be realized within one year.



The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:



                                                        DECEMBER 31, 2002   JANUARY 1, 2002
                                                        -----------------   ---------------
                                                                   (IN MILLIONS)
                                                        -----------------------------------
Total of gross deferred tax assets....................       $ 424.2            $ 392.3
Total of deferred tax liabilities.....................         (20.3)             (12.4)
                                                             -------            -------
Net deferred tax asset................................         403.9              379.9
Deferred tax asset non-admitted.......................        (375.3)            (360.2)
                                                             -------            -------
Net admitted deferred tax asset.......................       $  28.6            $  19.7
                                                             =======            =======



As shown above, the admitted deferred tax asset increased by $8.9 million during 2002. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts and realized capital gainsand losses on investment transactions. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, and realized capital gains and losses, the federal income tax provision that would be expected by applying the statutory rate of 35% to net gain from operations is reduced to zero.



The federal income tax benefits of $3.3 million and $1.7 million in 2002 and 2001, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.



At December 31, 2002, Mutual of America Life Insurance Company and Subsidiaries had net operating loss carry forwards of approximately $134.3 million expiring at various dates between 2013 and 2023, and capital loss carry forwards of $43.2 million expiring in 2006 and 2007.



8. FAIR VALUE OF FINANCIAL INSTRUMENTS



The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


Amounts related to the Company's financial instruments were as follows:



                                                              STATEMENT   ESTIMATED
                                                                VALUE     FAIR VALUE
DECEMBER 31, 2002 (IN MILLIONS)                                 -----     ----------
ASSETS
Bonds and notes.............................................  $5,372.1     $5,398.6
Common stocks...............................................     247.6        247.6
Preferred stocks............................................      28.3         28.3
Cash and short-term investments.............................      24.8         24.8
Guaranteed funds transferable...............................      82.3         82.9
Mortgage loans..............................................      11.3         11.8
Policy loans................................................      91.9         91.9
LIABILITIES
Insurance and annuity reserves..............................  $5,457.4     $5,721.3



                                                              STATEMENT   ESTIMATED
                                                                VALUE     FAIR VALUE
DECEMBER 31, 2001 (IN MILLIONS)                                 -----     ----------
ASSETS
Bonds and notes.............................................  $5,074.6     $5,032.5
Common stocks...............................................     306.3        306.3
Preferred stocks............................................      32.7         32.7
Cash and short-term investments.............................      93.5         93.5
Guaranteed funds transferable...............................      87.6         88.4
Mortgage loans..............................................      14.3         13.8
Policy loans................................................      95.7         95.7
LIABILITIES
Insurance and annuity reserves..............................  $5,238.4     $5,352.0



FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.



CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.



MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.



POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.



INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.



The fair value of annuity contracts (approximately $1.4 billion and $1.3 billion at December 31, 2002 and 2001, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.62% and 5.71% were used at December 31, 2002 and 2001, respectively.



9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS



The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:



ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION



GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.



Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.



A general formula-based Asset Valuation Reserve (AVR) is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.



Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.



POLICY ACQUISITION COSTS



Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.



INSURANCE AND ANNUITY RESERVES



Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP,

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)


for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.



PREMIUM RECOGNITION



Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.



DEFERRED INCOME TAXES



GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized and all changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to equity for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                           DECEMBER 31, 2002 AND 2001



9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS (CONTINUED)


The tables that follow provide a reconciliation of the 2002 and 2001 statutory financial results reflected in the accompanying financial statements to a GAAP basis:



---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP SURPLUS (IN MILLIONS)       2002       2001
---------------------------------------------------------------------------------
STATUTORY SURPLUS...........................................  $  567.2   $  618.8
  Market value adjustment related to AFS bonds and notes....     145.2      (36.1)
  Realized capital gains....................................     179.2      198.2
  AVR.......................................................      23.2       43.6
  Deferred policy acquisition costs.........................      62.3       49.4
  Policy reserve adjustments................................     (12.8)     (11.2)
  Non-admitted assets.......................................      70.3       45.9
  Federal income taxes......................................     181.6      272.2
  Other.....................................................        --        2.2
GAAP EQUITY.................................................  $1,216.2   $1,183.0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RECONCILIATION OF STATUTORY TO GAAP NET INCOME (IN MILLIONS)    2002       2001
---------------------------------------------------------------------------------
STATUTORY NET INCOME........................................  $    6.7   $   75.2
  Investment income adjustments.............................     (24.5)     (12.7)
  Realized capital gains (losses)...........................      15.0      (87.8)
  Policy reserve adjustments................................      (2.0)      19.0
  Deferred policy acquisition costs.........................      13.6        3.0
  Deferred income taxes.....................................      (8.4)       (.3)
  Other.....................................................       (.2)       (.1)
---------------------------------------------------------------------------------

                           PRIOR INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


Prior to 2002, the financial statements of Separate Account No. 2 and Mutual of America Life Insurance Company ("Mutual of America") were audited by Arthur Andersen LLP ("Arthur Andersen"), which has ceased operations. As a result, Arthur Andersen has not reissued its reports on Separate Account No. 2's and Mutual of America's financial statements for the year ended December 31, 2001 (the "2001 financial statements"). Arthur Andersen consented to the inclusion in Separate Account No. 2's Statement of Additional Information, dated May 1, 2002, of its audit reports on the 2001 financial statements. Those reports are set forth below.



Because Arthur Andersen has ceased operations, Separate Account No. 2 and Mutual of America are not able to obtain Arthur Andersen's updated written consent to the inclusion in this Registration Statement of Arthur Andersen's audit reports on the 2001 financial statements. In these circumstances, Rule 437a of the Securities Act of 1933 (the "1933 Act") permits omission of Arthur Andersen's updated consent from this Registration Statement.



The absense of Arthur Andersen's consent to the inclusion in this Statement of Additional Information of its previously issued reports on the 2001 financial statements may limit the ability of Participants to recover against Arthur Andersen under Section 11(a) of the 1933 Act in the event the 2001 financial statements contain an untrue statement of a material fact or omit to state a material fact required to be stated therein.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Mutual of America Life Insurance Company of New York:



We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.



/s/ ARTHUR ANDERSEN LLP



New York, New York
February 20, 2002



This is a copy of a report previously issued by Arthur Andersen, which has ceased operations.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Mutual of America Life Insurance Company:



We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department. Such practices differ from accounting principles generally accepted in the United States of America. The variances between such practices and accounting principles generally accepted in the United States of America and the effects on the accompanying financial statements are described in Note 9.



In our opinion, because of the effects of the matter described in the third paragraph and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, or the results of their operations or their cash flows for the years then ended. Furthermore, in our opinion, the supplemental data included in Note 9 reconciling net income and surplus as shown in the financial statements to net income and surplus as determined in conformity with accounting principles generally accepted in the United States of America, present fairly, in all material respects, the information shown therein.



However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.



/s/



New York, New York


February 20, 2002



This is a copy of a report previously issued by Arthur Andersen, which has ceased operations.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------------------------------------------

(a) Financial Statements


Financial statements for 2002 for Mutual of America Separate Account No. 2 and Mutual of America Life Insurance Company are included herewith.


(b) Exhibits


        10(b)    Independent Auditors' Consent.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR
--------------------------------------------------------------------------------


                                                           POSITIONS AND OFFICES
NAME AND PRINCIPAL BUSINESS ADDRESS                           WITH DEPOSITOR
-----------------------------------                        ---------------------
William J. Flynn
  New York, New York                                       Chairman of the Board
Clifford L. Alexander, Jr.
  Washington, D.C.                                              Director
Richard M. Cummins
  New York, New York                                            Director
Roselyn P. Epps, M.D.
  Bethesda, Maryland                                            Director
Earle H. Harbison, Jr.
  St. Louis, Missouri                                           Director
Frances R. Hesselbein
  New York, New York                                            Director
William Kahn
  St. Louis, Missouri                                           Director
LaSalle D. Leffall, Jr., M.D.
  Washington, D.C.                                              Director
Senator Connie Mack
  Washington, D.C.                                              Director
Fioravante G. Perotta
  New York, New York                                            Director
General Dennis J. Reimer
  Oklahoma City, Oklahoma                                       Director
Francis H. Schott
  New York, New York                                            Director
O. Stanley Smith, Jr.
  Columbia, South Carolina                                      Director
Sheila M. Smythe
  Valhalla, New York                                            Director
Elie Wiesel
  New York, New York                                            Director

                               OFFICERS-DIRECTORS


NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Thomas J. Moran                      President and Chief Executive Officer
Manfred Altstadt                     Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                     Senior Executive Vice President and General Counsel
Salvatore R. Curiale                 Senior Executive Vice President, Technical Operations


                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Diane M. Aramony                     Executive Vice President, Corporate Secretary and Assistant
                                      to the Chairman
Meyer Baruch                         Senior Vice President, State Compliance and Government
                                      Regulations
Deborah Swinford Becker              Senior Vice President and Associate General Counsel
Nicholas A. Branchina                Senior Vice President and Associate Treasurer
William Breneisen                    Executive Vice President, Office of Technology
Jeremy J. Brown                      Executive Vice President and Chief Actuary
Allen J. Bruckheimer                 Senior Vice President and Associate Treasurer
Patrick Burke                        Senior Vice President, Consulting Services
Katherine Cannizzaro                 Senior Vice President, Claims, since March 2003; prior
                                      thereto, Vice President
Sean Carroll                         Senior Vice President, Facilities Management
William S. Conway                    Executive Vice President, Marketing and Corporate
                                      Communications
Paul J. Costagliola                  Senior Vice President Compliance
Carson J. Dunbar, Jr.                Senior Vice President, Corporate Services, since February
                                      2002; prior thereto, Superintendent of the New Jersey State
                                      Police
James E. Flynn                       Senior Vice President, International Markets
Michael Gallagher                    Senior Vice President, Direct Response and Technical
  Boca Raton, FL                      Communications
Harold J. Gannon                     Senior Vice President, Corporate Tax
Gordon Gaspard                       Senior Vice President, National Accounts
Robert Giaquinto                     Senior Vice President, MIS Operations
Thomas E. Gilliam                    Executive Vice President and Assistant to the President and
                                      Chief Executive Officer
John R. Greed                        Executive Vice President and Treasurer
Jared Gutman                         Senior Vice President, Technical Operations
Thomas A. Harwood                    Senior Vice President, Corporate Communications
Sandra Hersko                        Senior Vice President, Technical Administration
Edward J. T. Kenney                  Senior Vice President and Assistant to the President and
                                      Chief Executive Officer
Gregory A. Kleva, Jr.                Executive Vice President and Deputy General Counsel
Robert Kordecki                      Senior Vice President, Billing and Regulatory Services/Life
                                      and Disability Claims
Daniel LeSaffre                      Senior Vice President, Human Resources and Training
Thomas J. Martin                     Senior Vice President and Associate General Counsel since
                                      September 2002
George L. Medlin                     Executive Vice President, Internal Audit
Christopher Miseo                    Senior Vice President, Accounting and Financial Reporting,
                                      since March 2002; prior thereto, Vice President
Lynn N. Nadler                       Senior Vice President, Training
  Boca Raton, FL
Roger F. Napoleon                    Senior Vice President and Associate General Counsel
Peter Nicklin                        Senior Vice President, MIS Business Applications

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
James C. Peterson                    Senior Vice President, Leadership Development
William Rose                         Senior Vice President, Field Operations
Dennis J. Routledge                  Senior Vice President, LAN/Telecommunications
Robert W. Ruane                      Senior Vice President, Corporate Communications and Direct
                                      Response
William G. Shannon                   Senior Vice President, Individual Financial Planning
Walter W. Siegel                     Senior Vice President and Actuary
Joan M. Squires                      Executive Vice President, Office of Technology
Anne M. Stanard                      Senior Vice President, Human Resources
John Terwilliger                     Senior Vice President, Facilities Management
  Boca Raton, FL
Eldon Wonacott                       Senior Vice President, Field Administration


The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

ITEM 27.  NUMBER OF HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


As of March 31, 2003, there were 184,564 owners in Separate Account No. 2, 112,321 of whom were attributable to Contracts registered under SEC File No. 2-90201; 68,883 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,360 of whom were attributable to Contracts registered under SEC File No. 33-5609.


ITEM 32.  UNDERTAKINGS
--------------------------------------------------------------------------------

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 25th day of April, 2003.


                                MUTUAL OF AMERICA SEPARATE
                                ACCOUNT NO. 2 (REGISTRANT)

                                MUTUAL OF AMERICA LIFE
                                INSURANCE COMPANY (DEPOSITOR)

                                By:             /s/ MANFRED ALTSTADT
                                      ----------------------------------------
                                                  Manfred Altstadt
                                        Senior Executive Vice President and
                                              Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2003.


          SIGNATURE                       TITLE
          ---------                       -----
              *
------------------------------  Chairman of the Board;
       William J. Flynn           Director

                                Chief Executive Officer
              *                   and
------------------------------    President; Director
       Thomas J. Moran            (Principal
                                  Executive Officer)

                                Senior Executive Vice
                                  President
     /s/ MANFRED ALTSTADT         and Chief Financial
------------------------------    Officer;
       Manfred Altstadt           Director (Principal
                                  Financial
                                  and Accounting Officer)

              *
------------------------------  Director
  Clifford L. Alexander, Jr.

                                Senior Executive Vice
              *                   President
------------------------------    and General
       Patrick A. Burns           Counsel; Director

              *
------------------------------  Director
      Richard M. Cummins

              *                 Senior Executive Vice
------------------------------    President, Technical
     Salvatore R. Curiale         Operations; Director

              *
------------------------------  Director
    Roselyn P. Epps, M.D.

          SIGNATURE                       TITLE
          ---------                       -----
              *
------------------------------  Director
    Earle H. Harbison, Jr.

              *
------------------------------  Director
    Frances R. Hesselbein

              *
------------------------------  Director
         William Kahn

              *
------------------------------  Director
LaSalle D. Leffall, Jr., M.D.

              *
------------------------------  Director
       Connie Mack, III

              *
------------------------------  Director
    Fioravante G. Perrotta

              *
------------------------------  Director
       Dennis J. Reimer

              *
------------------------------  Director
      Francis H. Schott

              *
------------------------------  Director
    O. Stanley Smith, Jr.

              *
------------------------------  Director
       Sheila M. Smythe

              *
------------------------------  Director
         Elie Wiesel


*By:    /s/ MANFRED ALTSTADT
      -------------------------
          Manfred Altstadt
          ATTORNEY-IN-FACT

                                LIST OF EXHIBITS


10(b) Independent Auditors' Consent


                                      C-6